FLEET CAPITAL CORPORATION

                                     -with-

                               CFP HOLDINGS, INC.
                           CUSTOM FOOD PRODUCTS, INC.
                              QF ACQUISITION CORP.


                     --------------------------------------


                           LOAN AND SECURITY AGREEMENT


                     --------------------------------------



                               Dated: May 5, 1998



                                   $40,000,000




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
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                                                  TABLE OF CONTENTS


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SECTION  1.       GENERAL DEFINITIONS.............................................................................1
         1.1.     Defined Terms...................................................................................1
         1.2.     Accounting Terms...............................................................................18
         1.3.     Other Terms....................................................................................18
         1.4.     Certain Matters of Construction................................................................18


SECTION  2.       CREDIT FACILITY................................................................................18
         2.1.     Revolving Credit Loans.........................................................................19
         2.2.     Term and Equipment Loans.......................................................................20
                  (A)      Term Loan.............................................................................20
                  (B)      Mandatory Prepayments.................................................................21
                  (C)      Optional Prepayments..................................................................21
         2.3.     Manner of Borrowing Revolving Credit Loans.....................................................21
         2.4.     Eurodollar Loans...............................................................................22
         2.5.     All Loans to Constitute One Obligation.........................................................24
         2.6.     Loan Account...................................................................................25
         2.7.     Letters of Credit..............................................................................25
         2.8.     Issuance of Letters of Credit..................................................................25
         2.9.     Disbursements and Reimbursement Obligations....................................................26


SECTION  3.       INTEREST, FEES, TERM AND REPAYMENT.............................................................27
         3.1.     Interest, Fees and Charges.....................................................................27
                  (A)      Interest..............................................................................27
                  (B)  Letter of Credit Fees.....................................................................28
                  (C)      Default Rate Applicable to Interest and Fees..........................................29
                  (D)      Unused Line Fee.......................................................................29
                  (E)      Closing Fee...........................................................................29
                  (F)      Examination and Inspection Fees.......................................................29
                  (G)      No Impact of Usury Laws; Limitation on Interest.......................................30
         3.2.     Term of Agreement..............................................................................30
         3.3.     Termination....................................................................................30
         3.4.     Payments.......................................................................................32
         3.5.     Application of Payments and Collections........................................................32
         3.6.     Statements of Account..........................................................................33
         3.7.     Increased Costs................................................................................33
         3.8.     Basis For Determining Interest Rate Inadequate or Unfair.......................................34
         3.9.     Capital Adequacy...............................................................................34


SECTION  4.       COLLATERAL:  GENERAL TERMS.....................................................................35
         4.1.     Security Interest in Collateral................................................................35
         4.2.     Lien on Realty.................................................................................36


                                                         (i)
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         4.3.     Representations, Warranties and Covenants --Collateral.........................................36
         4.4.     Lien Perfection................................................................................37
         4.5.     Real Property Lien Documentation...............................................................37
         4.6.     Location of Collateral.........................................................................37
         4.7.     Insurance of Collateral........................................................................38
         4.8.     Protection of Collateral.......................................................................39


SECTION  5.       PROVISIONS RELATING TO ACCOUNTS................................................................40
         5.1.     Representations, Warranties and Covenants......................................................40
         5.2.     Assignments, Records and Schedules of Accounts.................................................41
         5.3.     Administration of Accounts.....................................................................41
         5.4.     Collection of Accounts.........................................................................42
         5.5.     Notice Regarding Disputed Accounts.............................................................42


SECTION  6.       PROVISIONS RELATING TO INVENTORY...............................................................42
         6.1.     Representations, Warranties and Covenants......................................................43
         6.2.     Inventory Reports..............................................................................43
         6.3.     Returns of Inventory...........................................................................43


SECTION  7.       PROVISIONS RELATING TO EQUIPMENT...............................................................44
         7.1.     Representations, Warranties and Covenants......................................................44
         7.2.     Evidence of Ownership of Equipment.............................................................44
         7.3.     Records and Schedules of Equipment.............................................................44


SECTION  8.       REPRESENTATIONS AND WARRANTIES.................................................................44
         8.1.     General Representations and Warranties.........................................................44
                  (A)      Organization and Qualification........................................................44
                  (B)      Corporate Names.......................................................................44
                  (C)      Corporate Power and Authority.........................................................45
                  (D)      Legally Enforceable Agreement.........................................................45
                  (E)      Use of Proceeds.......................................................................45
                  (F)      Margin Stock..........................................................................45
                  (G)      Governmental Consents.................................................................45
                  (H)      Patents, Trademarks, Copyrights and Licenses..........................................45
                  (I)      Capital Structure.....................................................................46
                  (J)      Solvent Financial Condition...........................................................46
                  (K)      Restrictions..........................................................................46
                  (L)      Litigation............................................................................46
                  (M)      Title to Properties...................................................................46
                  (N)      Financial Statements; Fiscal Year; Pro Forma Financial Statements.....................47
                  (O)      Full Disclosure.......................................................................47
                  (P)      Pension Plans.........................................................................48
                  (Q)      Taxes.................................................................................48
                  (R)      Labor Relations.......................................................................48


                                                         ii

                  (S)      Compliance With Laws..................................................................49
                  (T)      Surety Obligations....................................................................49
                  (U)      No Defaults...........................................................................49
                  (V)      Brokers...............................................................................49
                  (W)      Business Locations; Agent for Process.................................................49
                  (X)      Trade Relations.......................................................................49
                  (Y)      Leases................................................................................50
                  (Z)      Investment Company Act................................................................50
                  (AA)     OSHA and Environment Compliance.......................................................50
                  (BB)     Senior Indebtedness...................................................................50
                  (CC)     Indebtedness..........................................................................50
                  (DD)     True Copies of Charter and Other Documents............................................50
                  (EE)     Certain Transactions..................................................................50
         8.2.     Reaffirmation..................................................................................50
         8.3.     Survival of Representations and Warranties.....................................................51


SECTION  9.        COVENANTS AND CONTINUING AGREEMENTS...........................................................51
         9.1.      Affirmative Covenants.........................................................................51
                  (A)      Taxes and Liens.......................................................................51
                  (B)      Tax Returns...........................................................................51
                  (C)      Payment of Bank Charges...............................................................51
                  (D)      Business and Existence................................................................52
                  (E)      Maintain Properties...................................................................52
                  (F)      Compliance with Laws..................................................................52
                  (G)      ERISA Compliance......................................................................52
                  (H)      ERISA Events..........................................................................52
                  (I)      Business Records......................................................................53
                  (J)      Visits and Inspections................................................................53
                  (K)      Financial Statements..................................................................53
                  (L)      Notices to Lender.....................................................................54
                  (M)      Landlord Agreements...................................................................55
                  (N)      Subordinations........................................................................55
                  (O)      Compliance Certificate................................................................55
                  (Q)      Environmental Matters.................................................................55
                  (R)      Further Assurances....................................................................58
                  (S)      Conduct of Business...................................................................58
                  (T)      Notice of Amendments to Certain Documents.............................................58
                  (T)      Payment of Indebtedness for Money Borrowed............................................58
                  (U)      Performance of Certain Obligations....................................................59
         9.2.     Negative Covenants.............................................................................59
                  (A)      Mergers; Consolidations; Acquisitions.................................................59
                  (B)      Loans.................................................................................59
                  (C)      Indebtedness For Money Borrowed.......................................................60
                  (D)      Affiliate Transactions................................................................60
                  (E)      Partnerships or Joint Ventures........................................................60
                  (F)      Adverse Transactions..................................................................60


                                                         iii
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                  (G)      Guaranties............................................................................61
                  (H)      Limitation on Liens...................................................................61
                  (I)      Subordinated Debt.....................................................................61
                  (J)      Distributions.........................................................................62
                  (K)      Subsidiaries..........................................................................62
                  (L)      Capital Expenditures..................................................................62
                  (M)      Business Locations....................................................................62
                  (N)      Change of Business....................................................................63
                  (N)      Disposition of Assets.................................................................63
                  (P)      Name of Borrower......................................................................63
                  (Q)      Use of Lender's Name..................................................................63
                  (R)      Margin Securities.....................................................................63
                  (S)      Restricted Investment.................................................................64
                  (T)      Fiscal Year...........................................................................64
                  (U)      Stock of Subsidiary, Etc..............................................................64
                  (V)      Tax Consolidation.....................................................................64
                  (W)      ERISA.................................................................................64
                  (X)      Other Agreements......................................................................64


SECTION  10.      CONDITIONS PRECEDENT...........................................................................64
         10.1.    Documentation..................................................................................64
         10.2.    Other Conditions...............................................................................66
         10.3.    Conditions to Each Loan........................................................................67
                  (A)      Representations and Warranties........................................................67
                  (B)      No Default............................................................................68


SECTION  11.      EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT..............................................68
         11.1.    Events of Default..............................................................................68
                  (A)      Payment of Loans......................................................................68
                  (B)      Payment of Obligations................................................................68
                  (C)      Misrepresentations....................................................................68
                  (D)      Breach of Covenants...................................................................68
                  (F)      Cancellation of Other Agreements......................................................68
                  (F)      Insolvency, Etc.......................................................................69
                  (G)      Bankruptcy Etc........................................................................69
                  (H)      Other Defaults........................................................................69
                  (I)      Uninsured Losses; Unauthorized Dispositions...........................................69
                  (J)      Adverse Changes.......................................................................69
                  (K)      Solvency..............................................................................69
                  (L)      Business Disruption; Condemnation.....................................................70
                  (M)      Change of Ownership...................................................................70
                  (N)      ERISA.................................................................................70
                  (O)      Litigation............................................................................70
                  (P)      Criminal Forfeiture...................................................................70
                  (Q)      Judgments.............................................................................70


                                                         iv
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         11.2.    Acceleration of the Obligations................................................................70
         11.3.    Remedies.......................................................................................71
         11.4.    Remedies Cumulative; No Waiver.................................................................71


SECTION  12.      MISCELLANEOUS..................................................................................72
         12.1.    Power of Attorney..............................................................................72
         12.2.    Indemnity......................................................................................72
         12.3.    Modification of Agreement; Sale of Interest....................................................73
         12.4.    Reimbursement of Expenses......................................................................73
         12.5.    Indulgences Not Waivers........................................................................74
         12.6.    Severability...................................................................................74
         12.7.    Successors and Assigns.........................................................................74
         12.8.    Cumulative Effect; Conflict of Terms...........................................................74
         12.9.    Execution in Counterparts......................................................................74
         12.10.   Notice.........................................................................................75
         12.11.   Demand Obligations.............................................................................76
         12.12.   Entire Agreement...............................................................................76
         12.13.   Interpretation.................................................................................76
         12.14.   GOVERNING LAW; CONSENT TO FORUM................................................................76
         12.15.   WAIVER OF TRIAL BY JURY AND OTHER WAIVERS BY BORROWER..........................................77


SECTION  13       BORROWING AGENCY PROVISIONS....................................................................78

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                           LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT is made this 5th day of May, 1998, by and among FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation and CFP HOLDINGS, INC. ("Holdings"), a Delaware corporation, CUSTOM FOOD PRODUCTS, INC. ("Custom"), a California corporation and QF ACQUISITION CORP. (d/b/a Quality Foods) ("Quality"), a Delaware corporation.


SECTION 1. GENERAL DEFINITIONS

         1.1. Defined Terms. When used herein, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         Accountants - Deloitte & Touche, LLP and/or any other firm of independent certified public accountants of recognized national standing or otherwise acceptable to Lender.

         Accounts - with respect to any Borrower, all of such Borrower's accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by such Borrower or in which such Borrower now has or hereafter acquires any interest.

         Account Debtor - any Person who is or may become obligated under or on account of an Account.

         Additional Equipment Loans - any Equipment Loan made by Lender to a Borrower pursuant to Section 2.2(B) of this Agreement that is secured by all Collateral.

         Adjusted Net Earnings From Operations - with respect to any fiscal period, means the net income after provision for income taxes for such fiscal period of Holdings on a Consolidated basis, all as reflected on the Consolidated financial statement of Holdings supplied to Lender pursuant to Section 7.1(K) hereof, but excluding: (i) any gain or loss arising from the sale of capital assets; (ii) any gain arising from any write-up of assets; (iii) earnings and losses of any Subsidiary accrued prior to the date it became a Subsidiary; (iv) earnings and losses of any corporation, substantially all the assets of which have been acquired in any manner by any Borrower, realized by such corporation prior to the date of such acquisition; (v) earnings and losses of any business entity (other than a Subsidiary) in which any Borrower has an ownership interest except to the extent such earnings shall have actually been received by any Borrower in the form of cash distributions; (vi) any portion of the earnings and losses of any Subsidiary which is subject to any restriction as to the payment of dividends to any Borrower, but only to the extent of earnings subject to such restrictions; (vii) the earnings and losses of any Person to which any assets of any Borrower shall have been sold, transferred or disposed of, or into which any Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction; (viii) any gain or loss arising from the acquisition of any Securities of any Borrower; and (ix) any gain or loss arising from extraordinary or non-recurring items (except if realized in respect of a previously recorded extraordinary or non-recurring loss).

         Affiliate - a Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Borrower; (ii) which beneficially owns or holds 10% or more of any class of the Voting Stock of a Borrower; or (iii) 10% or more of the Voting Stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by a Borrower or a Subsidiary of a Borrower. For purposes hereof, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

         Aggregate Adjusted Availability - at any date, an amount equal to (i) the Borrowing Base minus (ii) the sum of (a) the aggregate unpaid balance of Revolving Credit Loans plus (b) an amount equal to the excess of the aggregate face amount of all outstanding Standby Letters of Credit over $6,000,000 plus
(c) an amount equal to 35% of the aggregate face amount of all outstanding Commercial Letters of Credit plus (d) all sums due and owing by Borrowers to their respective trade creditors which remain outstanding beyond normal business practices.

         Agreement - this Loan and Security Agreement.

         Applicable Margin - with respect to Base Rate Loans and Eurodollar Rate Loans, the percentages which, when added to or subtracted from the Base Rate or Eurodollar Rate, as the case may be, comprises the Contract Rate and are referenced in and are subject to adjustment as provided under Section 3.1 hereof.

         Applicable Percentage - with respect to PMSI Equipment Loans, 80% and with respect to Additional Equipment Loans, 85%.

         Average Monthly Loan Balance - the amount obtained by adding (i) the unpaid balance of Revolving Credit Loans, the Term Loan and the Equipment Loans owing by Borrowers to Lender and (ii) the aggregate outstanding face amount of Letters of Credit as at the end of each day for each day during the month in question and by dividing such sum by the number of days in such month.

         Bank - Fleet National Bank.

         Base Rate - a variable rate of interest equal to the higher from time to time of (A) the rate of interest announced publicly by Bank in Boston, Massachusetts as its prime rate and (B) a rate equal to 1/2 of 1% per annum above the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as determined for any day by Bank.

         Base Rate Loans - any Loans bearing interest computed by reference to the Base Rate.

         Borrower - any of Holdings, Custom or Quality, as the context requires; Borrowers means collectively, Holdings, Custom and Quality.

         Borrowing Agent - Holdings.

         Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

                  (i)  the Maximum Revolving Amount; and

                  (ii) the aggregate sum of the Borrowers' Individual Borrowing Bases.

         Borrowing Base Certificate - a certificate, substantially in the form of Exhibit 5.2 hereto, provided by Borrowers to Lender, showing the calculation, semi-monthly (or more frequently, if requested by Lender in accordance with Section 5.2 hereof) of each Individual Borrowing Base.

         Business Day - with respect to Eurodollar Loans, any day on which commercial banks are open for domestic and international business including dealings in Dollar deposits in London, England and New York, New York and with respect to all other Loans, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are closed.

         Capital Expenditures - expenditures made and liabilities incurred for capital assets in accordance with GAAP but shall specifically exclude, in any event, (i) to the extent otherwise permitted by the terms of this Agreement, expenditures made with the proceeds received from any casualty insurance policies, which proceeds are used to replace or repair lost, destroyed or damaged assets, (ii) to the extent otherwise permitted by the terms of this Agreement, expenditures made with the net proceeds derived from any sale or other disposition of assets, which net proceeds are used to replace such assets,
(iii) payments on operating leases of fixed assets and (iv) expenditures made in connection with Permitted Acquisitions.

         Capitalized Lease Obligation - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

         Cash Collateral Account - as defined in Section 2.9(C).

         Cash Flow - with respect to Holdings on a Consolidated Basis for any fiscal period, an amount equal to Adjusted Net Earnings from Operations, plus depreciation and amortization, plus or minus non-cash losses or gains respectively from fixed asset sales, plus non cash charges related to: changes in GAAP, plus expenses related to effecting the refinancing of which this Agreement is a part less the sum of, without duplication (i) non-financed Capital Expenditures (ii) amortization of Standby Letters of Credit and (iii) all scheduled principal payments made on any long term debt or capital leases.

         CFP - CFP Group, Inc., a Delaware corporation.

         Closing  Date - the date on which all of the  conditions  precedent  in
Section 10 are satisfied and the initial Loan or Letter of Credit issued is made hereunder.

         Closing Reserve - $5,000,000.

         Code - the Uniform Commercial Code as adopted and in force in the State of New York, as from time to time in effect.

         Collateral - all of the Property described in Section 4 hereof, and all other Property that now or hereafter secures the payment and performance of any of the Obligations.

         Commercial Letters of Credit - Letters of Credit issued for the account of any Borrower which serve as security for the payment by a Borrower of obligations incurred in connection with the purchase of Inventory or Equipment.

         Consent Reserve - $3,664,390 provided, that such reserve shall be reduced (i) $305,973 upon receipt by Lender of (a) a consent agreement substantially in the form annexed hereto as Exhibit 1.1(A)(1) executed by Quality and MELF and (b) an executed copy of the MELF Intercreditor Agreement and (ii) $3,358,417 upon receipt by Lender of (a) a consent agreement substantially in the form annexed hereto as Exhibits 1.1(B)(1) and 1.1(B)(2) executed by PIDC, PIDA and Quality, (b) a first priority Mortgage in the principal amount of $3,989,183 and a fourth priority Mortgage to secure all Obligations (other than the PMSI Equipment Loans), each on the Real Property located at 5501 Tabor Road, Philadelphia, Pennsylvania in form and substance satisfactory to Lender, (c) the title insurance policies more fully described in
Section 10.2(H) hereof, (d) a current survey of the Real Property in form and substance satisfactory to Lender and (e) the opinion of counsel of McCausland, Keen & Buckman in form and substance satisfactory to Lender.

         Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

         Contingent Reserves - such sums as Lender may, from time to time, establish as a reserve in accordance with the provisions of Section 2.1(A) of this Agreement including, without limitation, the Closing Reserve, the Consent Reserve and the Term Loan Reserve.

         Contract Rate - an interest rate per annum equal to the (i) sum of the Base Rate plus the Applicable Margin with respect to Base Rate Loans and (ii) sum of the Eurodollar Rate plus the Applicable Margin with respect to Eurodollar Rate Loans.

         Contract Year - the twelve month period beginning on the Closing Date and on the anniversary of the Closing Date in any year.

         Controlled Group - shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Borrower, are treated as a single employer under Sections 414(b) or (c) of the IRC.

         Current Assets - at any date means the aggregate amount at which all of the current assets of a Person would be properly classified as current assets on a balance sheet at such date in accordance with GAAP except that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

         Current Liabilities - at any date means the amount at which all of the current liabilities of a Person would be properly classified as current liabilities on a balance sheet at such date in accordance with GAAP (excluding the Loans and current maturities of long-term Indebtedness), plus any insurance claims accruals which are not so classified under GAAP.

         Custom - Custom Food Products, Inc., a California corporation.

         Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

         Default Rate - as defined in Section 3.1(C) of this Agreement.

         Distribution - in respect of any corporation means: (i) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in any class of capital stock), (ii) the redemption or acquisition of capital stock or Subordinated Debt unless made contemporaneously from the net proceeds of (x) the sale of capital stock or (y) Subordinated Debt and (iii) any payment on any Subordinated Repurchase Note.

         Dollars - and the sign "$" shall mean lawful money of the United States of America.

         Dominion Account - a special account of Lender established by each Borrower or any of its Subsidiaries pursuant to this Agreement at a bank selected by each Borrower, but acceptable to Lender, in its commercially reasonable discretion, and over which Lender shall have sole and exclusive access and control for withdrawal purposes.

         EBITDA - for any fiscal period, the sum of Adjusted Net Earnings from Operations before Interest Expense, taxes, depreciation and amortization for said period with respect to Holdings on a Consolidated basis as determined in accordance with GAAP.

         Eligible Account - an Account arising in the ordinary course of a Borrower's business from the sale of goods or rendition of services which Lender, in its commercially reasonable judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if: (i) it arises out of a sale made by a Borrower to a Subsidiary or an Affiliate of any Borrower or to a Person controlled by an Affiliate of any Borrower or any of its Subsidiaries; or (ii) it is unpaid more than (a) seventy five (75) days after the invoice date with respect to Accounts of Custom or (b) seventy five (75) days after the invoice date with respect to Accounts of Quality provided, that such Accounts are reported to Lender in a manner satisfactory in all respects to Lender; or (iii) fifty percent (50%) or more of the Accounts from the Account Debtor are deemed not to be Eligible Accounts hereunder because of the provisions of clause (ii) of this definition; or (iv) the total unpaid Accounts of the Account Debtor exceeds twenty five percent (25%) of the net amount of all Accounts, to the extent of such excess; or (v) any covenant, representation or warranty contained in this Agreement with respect to such Account has been breached in any material respect; or (vi) the Account Debtor has disputed liability with respect to such Account, or has made any claim with respect to any other Account due from such Account Debtor to any Borrower, or the Account otherwise is subject to any right of setoff by the Account Debtor, to the extent of any offset, dispute or claim; or (vii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has terminated its business as a going concern, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or (viii) it arises from a sale to an Account Debtor outside the United States of America, Canada or such other jurisdictions as to which Lender has consented in writing, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Lender in its commercially reasonable credit judgment; or (ix) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or (x) Lender concludes, upon the exercise of its commercially reasonable credit judgment, that collection of such Account is insecure or that payment thereof is doubtful or will be delayed seventy-five (75) days beyond the invoice date by reason of the Account Debtor's financial condition; or (xi) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless such Borrower assigns its right to payment of such Account to Lender, in form and substance satisfactory to Lender, so as to comply with the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Section 15); or (xii) the Account Debtor is located in either the State of New Jersey, the State of Minnesota or the State of Indiana, unless such Borrower has qualified as a foreign corporation in such state or filed a Notice of Business Activities Report with the appropriate officials in such state for the then current year; or (xiii) the Account is subject to a Lien other than a Permitted Lien; or (xiv) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by a Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or (xv) the Account is evidenced by chattel paper or an instrument of any kind unless such chattel paper or instrument shall have been pledged and delivered to Lender, or has been reduced to judgment; or (xvi) any Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are reflected in the calculation of the face amount of each invoice related to such Account; or (xvii) any Borrower has made an agreement with the Account Debtor to extend the time of payment thereof (a) seventy-five
(75) days beyond the invoice date with respect to Accounts of Custom or (b) sixty (60) days beyond the invoice date with respect to Accounts of Quality; or (xviii) the Account arises from a retail sale of goods to a Person who is purchasing same primarily for personal, family or household purposes.

         Eligible Inventory - such Inventory of each Borrower (other than packaging materials and supplies) which Lender, in the exercise of its commercially reasonable credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless, in Lender's commercially reasonable credit judgment, it (i) is raw materials, work-in-process, Mold-State Inventory or finished goods, (ii) with respect to Inventory other than Mold-

State Inventory is in good, new and saleable condition, (iii) with respect to Inventory other than Mold-State Inventory is not obsolete or unmerchantable,
(iv) in all material respects meets all standards imposed by any governmental agency or authority, (v) conforms in all material respects to the warranties and representations set forth in Section 6.1 hereof, (vi) is at all times subject to Lender's duly perfected, first priority security interest and no other Lien except a Permitted Lien and (vii) is situated at a location in compliance with
Section  4.6  hereof  and is not in  transit  except  for  Eligible  In  Transit
Inventory.

         Eligible In Transit Inventory - Eligible Inventory at any time having an aggregate value not in excess of $2,500,000 and as to which any Borrower shall have taken title but not possession but shall be entitled to receive possession thereof upon payment of the purchase price attributable to the specific goods.

         Environmental Laws - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters, as amended including, but not limited to, the Resource Conservation and Recovery Act ("RCRA") ; the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"); the Toxic Substances Control Act, as amended; the Clean Water Act; the River and Harbor Act; the Water Pollution Control Act; the Marine Protection Research and Sanctuaries Act; the Deep-Water Act; the Superfund Amendments and Reauthorization Act of 1986; the Federal Insecticide, Fungicide and Rodenticide Act; the Mineral Lands and Leasing Act; the Surface Mining Control and Reclamation Act; state and federal superlien and environmental cleanup programs and laws; and U.S. Department of Transportation regulations.

         Equipment - with respect to any Borrower, all of such Borrower's machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in the operations of such Borrower or owned by such Borrower or in which such Borrower has an interest, whether now owned or hereafter acquired by such Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

         Equipment Loans - as defined in Section 2.2(B) of this Agreement.

         Equipment Note - the secured promissory notes to be executed by Borrowers on or about the Closing Date in favor of Lender to evidence the PMSI Equipment Loans and the Additional Equipment Loans, which shall be in the form of Exhibit 2.2(b) attached hereto.

         Equity Event - the receipt of cash proceeds by Holdings or CFP resulting from an initial public offering of the capital stock of Holdings or CFP.

         ERISA - the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

         ERISA Affiliate - each trade or business (whether or not incorporated) which, together with any Borrower, would be treated as a single employer under
Section 4001(a)(14) of ERISA or IRC Section 414(b), (c), (m), (n) or (o), as applicable.

         Eurodollar Loan - any Loan bearing interest computed by reference to the Eurodollar Rate.

         Eurodollar Rate - for any Eurodollar Loan, for the then current Interest Period relating thereto, the rate per annum (such Eurodollar Rate to be rounded, if necessary, to the next higher 1/16 of one (1%) percent) equal to the quotient of (a) LIBOR, divided by (b) a number equal to 1.00 minus the aggregate of the rates (expressed as a decimal) of reserve requirements current on the day that is two Business Days prior to the beginning of the Interest Period (including without limitation basic, supplemental, marginal and emergency reserves) under any regulation promulgated by the Board of Governors of the Federal Reserve System (or any other governmental authority having jurisdiction over the Bank) as in effect from time to time, dealing with reserve requirements prescribed for Eurocurrency funding including any reserve requirements with respect to "Eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System.

         Event of Default - as defined in Section 11.1 of this Agreement.

         Expiration Date - the last day of the Original Term or, if this Agreement shall have been renewed pursuant to Section 3.2, the last day of the Final Renewal Term.

         Fiscal Year - shall mean a 52 week accounting period commencing on the first day after the last Saturday in March in each year.

         Fixed Charge Coverage - for Holdings on a Consolidated Basis, for any period, the ratio of (x) EBITDA for such period to (y) the sum of (i) Interest Expense actually paid in cash for such period plus (ii) non-financed Capital Expenditures made during such period plus (iii) scheduled principal payments on all Indebtedness for Money Borrowed (other than Current Liabilities) for such period plus (iv) taxes accrued and/or paid during such period.

         GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

         General Intangibles - with respect to any Borrower, all of such Borrower's general intangibles, whether now owned or hereafter created or acquired by such Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to such Borrower to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

         Guarantors - Any hereafter created Subsidiary or other Affiliate of any Borrower or other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations.

         Guaranty Agreement - the continuing Guaranty which is to be executed by each Guarantor in form and substance satisfactory to Lender.

         Guarantor Security Agreement - the agreement which is to be entered into by each Guarantor pursuant to which Lender is granted a security interest in each Guarantor's property as Collateral for the Obligations.

         Hazardous Discharge - as defined in Section 9.1(O) hereof.

         Hazardous Substance - any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychorinated byphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances as defined in CERCLA, the Hazardous Materials Transportation Act, as amended, RCRA or any other applicable Environmental Law and in the regulations adopted pursuant thereto.

         Hazardous Wastes - all hazardous waste materials regulated under Environmental Laws now in force or hereafter enacted relating to hazardous waste disposal.

         Holdings - CFP Holdings, Inc., a Delaware corporation.

         Indebtedness - as applied to a Person means, without duplication (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations, (ii) all obligations of other Persons which such Person has guaranteed and (iii) in the case of Borrowers (without duplication), the Obligations.

         Indenture - Indenture dated as of January 28, 1997 among Holdings, as Issuer, Custom, Quality and CFP, as guarantors, and United States Trust Company of New York, as Trustee with respect to the Senior Guaranteed Notes.

         Individual Borrowing Base - as at any date of determination thereof, with respect to each Borrower an amount equal to:

                           (i)       eighty-five percent (85%) of the net amount
                                     of  such   Borrower's   Eligible   Accounts
                                     outstanding at such date;

                                                        PLUS

                           (ii) sixty five percent (65%) of the value of such Borrower's Eligible Inventory at such date calculated on the basis of the lower of cost or
                                    market   with  the   cost  of  raw materials
                                    and finished goods calculated on a first-in, first-out basis

                                                        MINUS

                           (iii) an amount equal to the sum of (A) the difference between (x) the aggregate face amount of all outstanding Standby Letters of Credit issued on behalf of such Borrower and (y) $6,000,000, plus (B) thirty five percent (35%) of the face amount of all Commercial Letters of Credit issued on behalf of such Borrower plus (C) any amounts which Lender may have paid pursuant to any of the Loan Documents for the account of such Borrower such to the extent not treated as Revolving Credit Loans hereunder plus (D) Contingent Reserves.

         For purposes hereof, (a) the net amount of Eligible Accounts at such time shall be (i) the face amount of such Eligible Accounts less (ii) to the extent not otherwise deducted, any and all returns, discounts, credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time, and the net amount of any Eligible Account for which a check or other payment instrument shall have been received but collected funds shall not have been received by such Borrower shall be included notwithstanding that the books of such Borrower shall show such Eligible Account as having been paid.

         Interest Expense - for any period, the interest expense of Borrowers on a Consolidated basis during such period determined in accordance with GAAP consistently applied, and shall in any event include, without limitation, interest on Capitalized Lease Obligations and shall exclude (i) original issue discount amortization to the extent it is required to be included in accordance with GAAP, and (ii) amortization of deferred financing costs.

         Interest Period - the period provided for any Eurodollar Loan pursuant to Section 2.4.

         Inventory - with respect to any Borrower, all of such Borrower's inventory, whether now owned or hereafter acquired by such Borrower, including, but not limited to, all goods intended for sale or lease by such Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in such Borrower's business; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by such Borrower.

         Investment Property - all of each Borrower's now owned or hereafter acquired securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities accounts and commodities contracts.

         IRC - shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations promulgated thereunder.

         Issuing Bank - as defined in Section 2.7(D) hereof.


         Lending Office - the lending office of Lender.

         Letter of Credit - a Commercial Letter of Credit or a Standby Letter of Credit.

         LIBOR - for any Eurodollar Loan for the then current Interest Period, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Bank in the London interbank eurodollar market as at or about 11:00 a.m. (London time) two (2) Business Days prior to the beginning of the applicable Interest Period, for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of such Eurodollar Loan for a period approximately equal to such Interest Period.

         Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest, security title or lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt or a lease (other than operating leases under which such Person is the lessee), consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of this Agreement, each Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

         Loan Account - the loan account established on the books of Lender pursuant to Section 2.6 hereof with respect to each Borrower.

         Loan Documents - this Agreement and the Other Agreements.

         Loans - all loans and advances made by Lender pursuant to this Agreement, including, without limitation, all Revolving Credit Loans, the Term Loan, the Equipment Loans and the Letters of Credit.

         Management Agreement - The Management Consulting Agreement dated as of December 30, 1996, as amended through the date hereof, between First Atlantic Capital, Ltd. and Holdings.

         Material Adverse Effect - (a) with respect to any Person and relative to any event or occurrence of whatever nature (including, without limitation, any adverse determination in any litigation, arbitration or governmental proceeding), a material adverse effect on (i) the financial condition, operations, business, revenues, assets or Properties of such Person and its Subsidiaries taken as a whole or (ii) the ability of such Person to timely and fully perform any of its payment or other material Obligations under this Agreement or any other Loan Document to which it is a party, and (b) with respect to any material Collateral and relative to any condition, event or occurrence of whatever nature, a material adverse effect (in the context of such Person and its Subsidiaries taken as a whole) on (i) the value thereof or (ii) any Borrower's rights to or interest therein (for the benefit of the Lender).

         Maximum Revolving Credit Amount - an amount at any time equal to (a) Forty Million Dollars ($40,000,000) minus (b) the sum of (i) the aggregate face amount of all Letters of Credit at such time and (ii) the outstanding principal balance of the Term Loan and the Equipment Loans at such time.

         MELF - the Commonwealth of Pennsylvania, acting through the Department of Commerce Machinery and Equipment Loan Fund.

         MELF Intercreditor Agreement - the Intercreditor Agreement to be executed and delivered by Lender and MELF substantially in the form annexed hereto as Exhibit 1.1(C), as such agreement may be amended, supplemented or otherwise modified from time to time.

         MELF Loans - the $500,000 loan made by MELF to Quality under and pursuant to the terms of a loan agreement dated as of March 21, 1996 between MELF and Quality.

         Mold-State Inventory - Inventory of Quality consisting of raw uncooked meat molded and frozen awaiting tempering and slicing.

         Money Borrowed - as applied to Indebtedness, means (without duplication), with respect to each Borrower, (i) Indebtedness for borrowed money; (ii) Indebtedness, whether or not in any such case the same was for borrowed money, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit (other than accounts payable), (B) which constitutes obligations (other than accounts payable) evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid or that was issued or assumed as full or partial payment for Property (in each case other than accounts payable); (iii) Indebtedness that constitutes a Capitalized Lease Obligation; and (iv) Indebtedness under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof.

         Mortgage - each mortgage or deed of trust to be executed by any Borrower on or about the Closing Date in favor of Lender and by which such Borrower shall grant and convey to Lender, as security for the Obligations, a Lien upon the Real Property of the applicable Borrower located at the locations set forth on Exhibit 4.2 attached hereto.

         Multiemployer Plan - a plan described in Sections 3(37) and Section 4001(a)(3) of ERISA which covers employees of any Borrower or any ERISA Affiliate.

         Net Proceeds - with respect to any sale of Equipment or Real Property or any condemnation or insurance recovery (i) the aggregate cash proceeds received by any Borrower in respect thereof, less (ii) the direct costs relating thereto (including without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions any tax sharing arrangements), amounts required to be applied to the repayment of indebtedness senior to, or on a parity with, Lender secured by a lien on the asset or assets the subject thereof and any reserve for indemnification or adjustment in respect of the sale price of such asset or assets.

         Notes - the Revolving Credit Note, the Term Note and the Equipment Note and all amendments, modifications, substitutions and replacements thereof.

         Obligations - all Loans and all other advances, debts, liabilities, obligations, covenants and duties owing, arising, due or payable from any Borrower to Lender of any kind or nature, present or future, including, without limitation, liabilities with respect to Letters of Credit, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement or any of the Other Agreements or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorney's fees and any other sums chargeable to any Borrower or any Guarantor under any of the Loan Documents.

         Original Term - as defined in Section 3.2 of this Agreement.

         OSHA - the Occupational Safety and Health Act, and all rules and regulations from time to time promulgated thereunder.

         Other Agreements - any and all agreements, instruments and documents (other than this Agreement), heretofore, now or hereafter executed by any Borrower or any Guarantor and delivered to Lender for its benefit in respect to the transactions with Lender contemplated by this Agreement, including, without limitation, the Notes, the Guaranty Agreements, the Guarantor Security Agreement and the Pledge Agreements.

         Overadvance - as defined in Section 2.1(B).

         PBGC - the Pension Benefit Guaranty Corporation or any successor agency.

         Participating Lender - each Person who shall be granted the right by Lender to participate in any of the Loans in accordance with Section 12.3 of this Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

         PEDFA - the Pennsylvania Economic Development Financing Authority, a public instrumentality and body corporate and politic of the Commonwealth of Pennsylvania.

         PEDFA   Obligations  -  the  indebtedness   evidenced  by  the  Taxable
Development Revenue Bonds, 1995 Series D issued by PEDFA on December 27, 1995 in the original aggregate principal sum of $4,400,000.

         Permitted Acquisitions - as defined in Section 9.2(A) hereof.

         Permitted Liens - any Lien of a kind specified in subparagraphs (i) through (x) of Section 9.2(H) of this Agreement.

         Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of Borrowers (other than PMSI Equipment Loans) incurred in any Fiscal Year which is secured by a Purchase Money Lien and the principal amount of which, when aggregated with the principal amount of all other Purchase Money Indebtedness and Capitalized Lease Obligations of Borrowers incurred in such Fiscal Year, does not exceed an amount equal to $5,000,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation only to the extent that (a) the leased property does not constitute accessories, attachments or additions to Equipment, (b) the leased property in identifiable sufficiently to distinguish it from other Equipment and (c) any such capital lease does not impair the then operational or liquidation value of all other Equipment.

         Permitted Purchase Money Lien - a Purchase Money Lien upon tangible fixed assets provided that (a) such tangible fixed assets do not constitute accessories, attachments or additions to other Collateral, (b) such tangible fixed assets are identifiable sufficiently to distinguish them from the Collateral and (c) any such Purchase Money Lien on tangible fixed assets do not impair the then operational or liquidation value of the Collateral.

         Permitted Refinancing - Refinancing Indebtedness if (a) the principal amount of such Refinancing Indebtedness does not exceed the principal amount of Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of premiums and reasonable expenses incurred in connection therewith); (b) such Refinancing Indebtedness has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (c) if such Indebtedness is subordinated, such Refinancing Indebtedness is subordinated in right of payment to the Obligations on terms at least as favorable to the Lender as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

         Person - an individual, partnership, corporation, joint stock company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         PIDA - Pennsylvania Industrial Development Authority.

         PIDA Loan - the loans in the original aggregate principal amount of $1,750,000 made by PIDA to PIDC on March 27, 1997, which loans are secured by the PIDA Mortgage.

         PIDA Mortgage - the mortgage on the Real Property located at 5501 Tabor Road, Philadelphia, Pennsylvania 19120 dated as of March 27, 1997 issued by PIDC to PIDA.

         PIDC - Pennsylvania Industrial Development Corporation.

         PIDC Loan - loans in the original aggregate principal amount of $1,750,000 made by PIDC to Quality on May 25, 1995, which loans are secured by the PIDC Mortgage.

         PIDC Mortgage - the Open-End Mortgage and Security Agreement dated as of May 25, 1995 made by Quality to PIDC.

         Plan - any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained by any Borrower or any member of the Controlled Group or any such employee benefit plan to which any Borrower or any member of the Controlled Group is required to contribute on behalf of any of its employees.

         Pledge Agreements - collectively, the Pledge Agreements dated the Closing Date and executed and delivered to Lender by (i) Group with respect to the stock of Holdings and (ii) Holdings with respect to the stock of Quality and Custom.

         PMSI Equipment Loans - any Equipment Loan made by Lender to Borrower pursuant to Section 2.2(B) of this Agreement that is secured solely by the Equipment being purchased with such Equipment Loan.

         Prior Lenders - NationsBanc Capital Markets, Inc., NationsBank, N.A., NationsBank of Texas, N.A. and Fleet National Bank.

         Pro  Forma  EBITDA  -  pro  forma  earnings  before  interest,   taxes,
depreciation and amortization of the business or entity to be acquired determined in accordance with GAAP. For purposes of this definition all expenses which could reasonably be expected not to recur after the closing of each applicable Acquisition shall be excluded from the calculation of Pro Forma EBITDA.

         Prohibited  Transaction  - shall  mean  any  transaction  described  in
Section 406 of ERISA which is not exempt by reason of Section 408 or ERISA, and any transaction described in Section 4975(c) of the IRC which is not exempt by reason of Sections 4975(c)(2) or (d) of the IRC, and which could result in any excise tax, fine, penalty or other liability being imposed on any Borrower.

         Projections - Borrowers'  forecasted  Consolidated  (a) balance sheets,
(b) profit and loss statements, (c) cash flow statements, and (d) capitalization statements, all prepared on a consistent basis with Borrowers' historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

         Property - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         Purchase Money Indebtedness - means (i) Indebtedness for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within one hundred eighty (180) days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, replacements, refundings, modifications, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time except in the amount of any premiums and reasonable expenses incurred in connection therewith. Purchase Money Indebtedness shall not include any obligation or liability of any Borrower under any operating lease.

         Purchase Money Lien - a Lien upon fixed assets which secure Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed (including any renewals, replacements, refundings, modifications, extensions or refinancings thereof) through the incurrence of the Purchase Money and other fixed assets provided by the same financing source.

         Quality - QF Acquisition Corp. (d/b/a Quality Foods), a Delaware corporation.

         Refinancing Indebtedness - Indebtedness issued in exchange for, or the proceeds of which are used for, extending, renewing, replacing, defeasing or refunding outstanding Indebtedness of Borrowers.

         Real Property - all of Quality's right, title and interest in and to the real property listed on Exhibit 4.2 hereto and any and all other real property or leasehold interests which any Borrower may hereafter acquire.

         Renewal Terms - as defined in Section 3.2 of this Agreement.

         Reportable Event - any of the events set forth in Section 4043 of ERISA or the regulations promulgated thereunder.

         Restricted Investment - any investment in cash or by delivery of Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following: (i) investments in any Borrower by Holdings or in one or more Subsidiaries of any Borrower; (ii) Property to be used in the conduct of its business; (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of any Borrower; (iv) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (v) investments in certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000 or liquid investment on other deposit accounts with such institutions; (vi) investments in commercial paper rated A-1/P-1 by a national credit rating agency and maturing not more than two hundred seventy (270) days from the date of creation thereof; (vii) investments incurred in connection with Permitted Acquisitions or as permitted by Section 9.2(E) of this Agreement; (viii) loans and advances permitted by Section 9.2(B) hereof; and (ix) other investments in an aggregate amount at any time not exceeding $1,000,000.

         Revolving  Credit  Loan - a Loan made by Lender as  provided in Section
2.1 of this Agreement.

         Revolving Credit Note - the secured promissory note to be executed by Borrowers on or about the Closing Date in favor of Lender to evidence the Revolving Credit Loans, which shall be in the form of Exhibit 2.1 attached hereto.

         Security - shall have the same meaning as in Section 2(l) of the Securities Act of 1933, as amended.

         Senior Guaranteed Notes - Holdings' 11 5/8% senior guaranteed notes due 2004 in the original aggregate principal amount of $115,000,000 dated January 28, 1997 issued pursuant to, and governed by, the Indenture.

         Solvent - as to any Person, such Person (i) owns Property whose fair saleable value is greater than the amount required to pay the probable liability of such Person on all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital that is not unreasonably small to carry on its business and transactions and all business and transactions in which it is about to engage.

         Standby Letters of Credit - Letters of Credit issued for the account of any Borrower which serve as security for the performance or payment by any Borrower of its obligations, except obligations incurred in connection with the purchase of Inventory or Equipment and shall include, without limitation, the Letter of Credit in the face amount of $1,610,000 issued on the Closing Date to MationsBank of Texas, N.A.

         Stockholders Agreement - the Stockholders Agreement dated December 30, 1996 between CFP and certain of its stockholders.

         Subordinated Debt - Indebtedness of any Borrower that is expressly subordinated to the Obligations on terms and conditions satisfactory to Lender in all respects.

         Subordinated Repurchase Notes - any notes issued by a Borrower to repurchase equity held by management pursuant to the Stockholders Agreement which notes shall be on terms and conditions satisfactory to Lender including, without limitation, having a term not greater than three (3) years and shall provide for the issuance of notes in payment of all interest accruing thereon.

         Subsidiary - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

         Term - the period comprising the Original Term and all Renewal Terms.

         Term Loan - as defined in Section 2.2(A) of this Agreement.

         Term Loan Reserve -$1,400,000 for each Fiscal Year (on a cumulative basis) that EBITDA on any date below is less than the amount set forth opposite the applicable date with respect to the four (4) fiscal quarters then ended:


          Fiscal Quarter Ending                            Minimum EBITDA
          ---------------------                            --------------
          March 31, 1999                                   $16,500,000
          June 30, 1999                                    $16,500,000
          September 30, 1999                               $16,500,000

          Fiscal Quarter Ending                            Minimum EBITDA
          ---------------------                            --------------
          December 31, 2000                                $17,500,000
          March 31, 2000                                   $17,500,000
          June 30, 2000                                    $17,500,000
          September 30, 2000                               $17,500,000
          December 31, 2000                                $17,500,000
          March 31, 2001                                   $18,000,000
          June 30, 2001                                    $18,000,000
          September 30, 2001                               $18,000,000
          December 31, 2001                                $18,000,000
          March 31, 2002 and at the end of                 $19,000,000
          each fiscal quarter thereafter

         Term Note - the secured promissory notes to be executed by Borrowers on or about the Closing Date in favor of Lender to evidence the Term Loan, which shall be in the form of Exhibit 2.2(a) attached hereto.

         Termination Amount - Average Monthly Loan Balance determined for the twelve month period ending on the date of termination or, if such period is shorter than twelve months, for the period from the Closing Date through the date of termination.

         Voting Stock - Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with that applied in preparation of the financial statements referred to in Section 9.1(K), and all financial data pursuant to the Agreement shall be prepared in accordance with such principles.

         1.3. Other Terms. All other terms contained in this Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

         1.4. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Loan Documents shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.


SECTION 2. CREDIT FACILITY

         Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a total credit facility of up to FORTY MILLION DOLLARS ($40,000,000) available upon Borrowing Agent's request therefor, as follows:

         2.1. Revolving Credit Loans.

                  (A) Subject to all of the terms and conditions of this Agreement, Lender agrees, to make Revolving Credit Loans to each Borrower from time to time, as requested by Borrowing Agent on behalf of any Borrower in accordance with the terms of Section 2.3 hereof, up to a maximum principal amount at any time outstanding equal to the lesser of (a) such Borrower's Individual Borrowing Base or (b) the lesser of (i) the Maximum Revolving Credit Amount or (ii) the Borrowing Base at such time. It is expressly understood and agreed that Lender may use the Borrowing Base as a maximum ceiling on Revolving Credit Loans outstanding to Borrowers at any time and the Individual Borrowing Base as a maximum ceiling on Revolving Credit Loans outstanding to the applicable Borrower. If the unpaid balance of the Revolving Credit Loans should exceed the Borrowing Base or the Maximum Revolving Credit Amount or any other applicable limitation set forth in this Agreement including, without limitation, a Borrower's Individual Borrowing Base, such Revolving Credit Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all the benefits thereof. In no event shall Borrowing Agent on behalf of any Borrower be authorized to request a Loan at any time that there exists an Event of Default. Notwithstanding the foregoing provisions of this
Section 2.1(A), Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall deem necessary or appropriate in the exercise of its commercially reasonable judgment, against the amount of Revolving Credit Loans which any Borrower may otherwise request under this Section 2.1(A), including, without limitation, with respect to (i) price adjustments, damages, unearned discounts or other matters for which credit memoranda are issued in the ordinary course of any Borrower's business; (ii) other sums chargeable against any Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement; (iii) the Term Loan Reserve, if any,
(iv) the Consent Reserve, and (v) such other matters, events, conditions or contingencies as to which Lender, in the exercise of its commercially reasonable judgment determines reserves should be established from time to time hereunder, including but not limited to the Closing Reserve (collectively, the "Contingent Reserves").

                  (B) Insofar as Borrowers may request and Lender may be willing in its sole and absolute discretion to make Revolving Credit Loans to any Borrower at a time when the unpaid balance of Revolving Credit Loans exceeds, or would exceed with the making of any such Revolving Credit Loan, either the Borrowing Base or the Maximum Revolving Credit Amount or such Borrower's Individual Borrowing Base (any such Loan or Loans being herein referred to individually as an "Overadvance" and collectively as "Overadvances"), Lender shall enter such Overadvances as debits in the applicable Loan Account. All Overadvances shall be payable on demand, shall be secured by the Collateral and shall bear interest as provided in this Agreement for Revolving Credit Loans generally.

                  (C) The Revolving Credit Loans shall be used solely for Permitted Acquisitions, to repay Indebtedness on the Closing Date under the Borrowers' existing credit facility, for general corporate purposes and for the general working capital needs of Borrowers to the extent not inconsistent with the provisions of this Agreement.

                  (D) Borrowers' obligation to repay the Revolving Credit Loans shall be evidenced by the Revolving Credit Note.

                  (E) In no event shall the aggregate Revolving Credit Loans with respect to Inventory of Borrowers exceed $20,000,000 outstanding at any time or from time to time.

         2.2. Term and Equipment Loans.

                  (A) Term Loan. Lender shall, subject to the terms and conditions of this Agreement, make a Term Loan to Borrowers on the Closing Date in the principal sum of $10,000,000 ("Term Loan"). The Term Loan shall be advanced on the Closing Date and shall be, with respect to principal, due and payable upon the last day of the Original Term of this Agreement (subject to mandatory prepayments pursuant to Section 2.2(C) hereof or acceleration upon the occurrence and during the continuation of an Event of Default under this Agreement or termination of this Agreement). Notwithstanding anything herein to the contrary, the entire unpaid principal balance of the Term Loan shall be immediately due and payable upon the acceleration of the Obligations pursuant to
Section 11(g) of this Agreement. The Term Loan shall be evidenced by the Term Note. Lender shall, subject to the terms and conditions of this Agreement, from time to time, from and after the Closing Date through the last day of the Original Term, make Loans to Borrowers to finance any Borrower's purchase of Equipment for use in such Borrower's business (any such loan, an "Equipment
Loan"). All Equipment Loans shall be in such amounts as are requested by Borrowing Agent on behalf of any Borrower, but in no event shall any Equipment Loan (i) be in an amount less than Five Hundred Thousand Dollars ($500,000) or
(ii) exceed the Applicable Percentage of the cash purchase price set forth on the invoice therefor (exclusive of fees, commissions, freight, taxes, installation charges and other soft costs related to such Equipment) of the Equipment then to be purchased. In no event shall the aggregate amount of all
(a) Equipment Loans made hereunder exceed $8,000,000 and (b) PMSI Equipment Loans made hereunder exceed $5,000,000. In addition, Borrowers may not receive more than $3,000,000 in Equipment Loans during any twelve (12) consecutive months. Equipment Loans shall be advanced by Lender to Borrowers upon Borrowing Agent's request for either an Additional Equipment Loan or a PMSI Equipment Loan, as the case may be, on behalf of any Borrower together with such information as Lender may reasonably require verifying that such Borrower has made, or will make, during its then current Fiscal Year Capital Expenditures in each case in amounts not less than the requested Equipment Loan. Borrowers, in the aggregate, shall not be permitted to make more than four (4) requests, in the aggregate, in any Fiscal Year but Borrowers shall be permitted to combine two or more purchases of Equipment in order to satisfy the minimum size requirement for an Equipment Loan and to avoid making more than the permitted number of requests for Equipment Loans in any Fiscal Year. All Equipment Loans shall amortize on a seven (7) year basis and shall be payable, with respect to principal, in consecutive quarterly installments, commencing on the first Business Day of the first fiscal quarter following the funding by Lender of the applicable Equipment Loan and the final installment of each Equipment Loan shall be in the amount of the balance thereof and shall be due on the last day of the Original Term, subject to acceleration upon the occurrence of a Default or Event of Default under this Agreement or termination of this Agreement. Each Equipment Loan shall otherwise be evidenced by, and repayable in accordance with the terms and conditions set forth in the Equipment Note. All Equipment Loans shall be secured by all Collateral except, notwithstanding anything to the contrary herein or in any other Loan Document, each PMSI Equipment Loan shall be secured solely by the Equipment being purchased with such PMSI Equipment Loan.

                  (B) Mandatory Prepayments. In addition to any other repayments of the Term Loan, Revolving Credit Loan or Equipment Loan required or permitted under the Term Note, the Revolving Credit Note, the Equipment Note and under this Agreement:

                           (i) If (1) any  Borrower  sells  any of the  tangible
                  fixed assets, (2) any of the Collateral (other than Inventory and Accounts) or any of the Collateral is taken by condemnation or (3) any Borrower or Lender receives any insurance recovery arising out of the theft, destruction or other loss of any Collateral (other than Inventory and Accounts) at a time when no Event of Default has occurred which is then continuing, then, to the extent the total Net Proceeds from (1), (2), and (3) exceeds in the aggregate the sum of $500,000 during any Fiscal Year, in each such event Borrowers shall have the option to either (a) pay to Lender, as and when received by such Borrower, a sum equal to the Net Proceeds of such sale, condemnation or insurance recovery shall be applied (1) to Borrowers' outstanding Obligations with respect to the Revolving Credit Loans if such Collateral or asset was purchased with the proceeds of Revolving Credit Loans and (2) in all other cases, to the installments of principal due under the Term Note, in the order of the maturity thereof until payment thereof in full and then to the Equipment Loans and Revolving Credit Loans in accordance with Borrowers' outstanding Obligations or (b) repair, restore or replace such Collateral as contemplated by Section 9.2(O) hereof. If Net Proceeds would otherwise be applied to repay Loans at a time when there are no Loans outstanding, Lender shall be entitled to establish a Contingency Reserve in an amount equal to 50% of the amount of Net Proceeds that would otherwise be applied to repay Loans pursuant to this Section 2.2(B).

                  (C) Optional Prepayments. Borrowers may prepay the Term Loans in whole or in part at any time without premium or penalty except as provided in
Section 3.3(B) hereof, to be applied in accordance with Borrowers' written instructions. Equipment Loans, once repaid, may not be reborrowed.

         2.3. Manner of Borrowing Revolving Credit Loans. Borrowings under the credit facility established pursuant to Section 2.1 shall be as follows:

                  (A) A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrowing Agent on behalf of any Borrower may give Lender notice of its intention to borrow, in which notice Borrowing Agent on behalf of any Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date; (ii) the becoming due of any amount required to be paid under this Agreement as interest shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest; and (iii) the becoming due of any other Obligation shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount then so due;

                  (B) Borrowers hereby irrevocably authorize Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this Section 2.3 as follows: (i) the proceeds of each Revolving Credit Loan requested under Section 2.3(A)(i) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of any borrowing on the Closing Date, in accordance with the terms of the written disbursement letter from Borrowing Agent on behalf of any Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by each Borrower and Lender from time to time, if such borrowing request is received by 11:00 a.m. New York time on the same Business Day and if received later than 11:00 a.m. New York time on the next succeeding Business Day; and (ii) the proceeds of each Revolving Credit Loan requested under Section 2.3(A)(ii) or (iii) shall be disbursed by Lender by way of direct payment of the relevant Obligation.

                  (C) On the terms and subject to the conditions of this Agreement, Revolving Credit Loans may be repaid without premium or penalty and may be reborrowed.

         2.4. Eurodollar Loans.

                  (A) Notwithstanding the provisions of Section 2.3, (a) in the event any Borrower desires to obtain a Eurodollar Loan, Borrowing Agent shall give Lender prior written irrevocable notice no later than 11:00 a.m. New York time on the third (3rd) Business Day prior to the requested borrowing date specifying (i) its election to obtain a Eurodollar Loan, (ii) the date of the proposed borrowing (which shall be a Business Day) and (iii) the amount to be borrowed, which amount shall be an integral multiple of $1,000,000. In no event shall Borrowers be permitted to have outstanding at any one time Eurodollar Loans with more than five (5) different Interest Periods. In addition, and notwithstanding any other provision of this Agreement, Borrowers shall have no right to request or obtain a Eurodollar Loan at any time that an Event of Default exists.

                  (B) Provided that no Event of Default has occurred which is then continuing, each interest period of a Eurodollar Loan shall commence on the date such Eurodollar Loan is made and shall end on the date which is one (1) month, two (2) months, three (3) months or six (6) months later, as may then be requested by Borrowers ("Interest Period") provided that:

                                            (i) any Interest  Period which would
                      otherwise end on a day which is not a Business Day shall end on the next preceding or succeeding Business Day as is the Bank's custom in the market to which such Eurodollar Loan relates; and

                                            (ii) there  remains a minimum of one
                      (1) month in the Original Term (or if this Agreement has been renewed, in the then applicable Renewal Term);

                                            (iii)  any  Interest   Period  which
                      would otherwise end on a day which is not a Business Day shall be the next preceding or succeeding Business Day as is Lender's custom in the market to which such Eurocurrency Loan relates;

                                            (iv)  all  Interest  Periods  of the
                      same duration which commence on the same date shall end on the same date; and

                                            (v)  each   Interest   Period  which
                      commences before, and would otherwise end after the last day of the Term shall end on the last day of the Term.

                  Notwithstanding the foregoing, Borrowers may obtain or convert to Eurodollar Loans with Interest Periods of greater than one
                  (1) month but less than three (3) months in order to make principal payments on the Term Loans, or as may otherwise be agreeable to Lender.

                  (C) Provided that no Event of Default has occurred which is then continuing, Borrower may, on any Business Day, convert any Base Rate Loan into a Eurodollar Loan. If any Borrower desires to convert a Base Rate Loan, Borrowing Agent on behalf of such Borrower shall give Lender not less than three
(3) Business Days' prior written notice (prior to 11:00 a.m. New York time on such Business Day), specifying the date of such conversion and the amount to be converted. Each conversion into or conversion of a Eurodollar Loan shall be an integral multiple of $1,000,000. After giving effect to any conversion of Base Rate Loans to Eurodollar Loans, Borrowers, in the aggregate, shall not be permitted to have outstanding at any one time Eurodollar Loans with more than five (5) different Interest Periods.

                  (D) Each Borrower shall have the right on three (3) Business Days' prior irrevocable written notice by Borrowing Agent on behalf of such Borrower to Lender to (i) subject to the provisions of Section 2.4(E) continue any Eurodollar Loan into a subsequent Interest Period of the same or a different permitted duration, in each case subject to the satisfaction of the following conditions:

                                            (i) in the case of a continuation of
                      less than all Loans, the Loans continued shall each be in a minimum principal amount of $100,000 and in integral multiples thereof;

                                            (ii) accrued  interest on a Loan (or
                      portion   thereof)  being   continued  shall  be  paid  by
                      Borrowers at the time of continuation; and

                                            (iii) no Loan (or  portion  thereof)
                      may be continued as a Eurodollar Loan if an Event of Default has occurred which is then continuing or if, after giving effect to such continuation, more than five (5) separate Eurodollar Loans in the aggregate would be outstanding hereunder.

         If Borrowing Agent on behalf of any Borrower shall fail to give timely notice of such Borrower's election to continue any Eurodollar Loan or portion thereof as provided above, or if such continuation shall not be permitted, such Eurodollar Loan or portion thereof, unless such Loan shall be repaid, shall automatically be converted into a Base Rate Loan at the end of the Interest Period then in effect with respect to such Eurodollar Loan.

                  (E) Subject to the provisions of Section 3.3, Borrowers may prepay any Loan in whole at any time or in part from time to time, without premium or penalty provided that a Eurodollar Loan may only be prepaid on the last Business Day of the then current Interest Period with respect thereto. Borrowing Agent on behalf of any Borrower shall specify the date of prepayment of Loans which are Eurodollar Loans and the amount of Loans to be prepaid. In the event that any prepayment of a Eurodollar Loan is made on a date other than the last Business Day of the then current Interest Period with respect thereto, Borrowers shall indemnify Lender therefor in accordance with Section 2.4(F) hereof.

                  (F) Each Borrower shall indemnify Lender and hold Lender harmless from and against any and all losses or expenses that Lender may sustain or incur as a consequence of any prepayment or any default by such Borrower in the payment of the principal of or interest on any Eurodollar Loan or failure by such Borrower to complete a borrowing of, a prepayment of or conversion of or to a Eurodollar Loan after notice thereof has been given, including (but not limited to) any interest payable by Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder, and any other loss or expense incurred by Lender by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to make, continue, convert into or maintain, a Eurodollar Loan.

                  (G) Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for Lender (for purposes of this subsection (G), the term "Lender" shall include Lender and the office or branch where Lender or any corporation or bank controlling Lender makes or maintains any Eurodollar Loans) to make or maintain its Eurodollar Loans, or if with respect to any Interest Period, Lender is unable to determine the Eurodollar Rate relating thereto, or adverse or unusual conditions in or changes in applicable law relating to the London Eurodollar interbank market make it, in the reasonable good faith judgment of Lender, impracticable, to fund therein any of the Eurodollar Loans or make the projected Eurodollar Rate unreflective of the actual costs of funds therefor to Lender, the obligation of Lender to make Eurodollar Loans hereunder shall forthwith be suspended during the pendency of such circumstances and Borrowers shall, if any affected Eurodollar Loans are then outstanding, promptly upon request from Lender, convert such affected Eurodollar Loans into Base Rate Loans.

         2.5. All Loans to Constitute One Obligation. All Loans and Letters of Credit shall constitute one general obligation of each Borrower, and (except for PMSI Equipment Loans which are secured by the Equipment financed thereby) shall be secured by Lender's security interest in and Lien upon all of the Collateral, and by all other security interests and Liens now or at any time or times hereafter granted by each Borrower to Lender in respect thereof.

         2.6. Loan Account. Lender shall enter all Loans as debits to the Loan Account and shall also record in Borrowers' Loan Account all payments made by each Borrower on such Loans and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, all charges and expenses properly chargeable to Borrowers hereunder.

         2.7. Letters of Credit. Subject to the terms and conditions hereof, Lender shall issue, or cause the issuance by the Issuing Bank of, Letters of Credit from time to time during the Term; provided, however, that Lender will not be required to issue or cause to be issued any Letters of Credit to the extent the sum of the outstanding Revolving Credit Loans plus the face amount of outstanding Letters of Credit (with the requested Letter of Credit being deemed to be outstanding) to exceed the Maximum Revolving Credit Amount (calculated without duplication with respect to the requested Letter of Credit) or to cause the outstanding amount of Revolving Credit Loans to exceed the Borrowing Base. The maximum principal amount of outstanding Standby Letters of Credit shall not exceed Seven Million Dollars ($7,000,000) in the aggregate at any time. The maximum principal amount of Commercial Letters of Credit shall be determined by Lender and Borrowers. All disbursements or payments by Lender related to Letters of Credit shall be deemed to be Revolving Credit Loans and shall bear interest at the rate then applicable to Base Rate Loans.

         2.8. Issuance of Letters of Credit.

                  (A) Borrowing Agent may request Lender to issue or cause to be issued by Bank (or such other financial institution as may be acceptable to Lender) a Letter of Credit by delivering to Lender the applicable commercial letter of credit application (the "Letter of Credit Application"), completed to the reasonable satisfaction of Lender and such other certificates, documents and other papers and information as Lender may reasonably request.

                  (B) Each Letter of Credit shall, among other things, (i) provide for the payment of sight or time drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date occurring not later than the earlier of (1) the Expiration Date or (2) twelve months after such Letter of Credit's date of issuance. Each Letter of Credit Application and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments or revision thereof and, to the extent not inconsistent therewith, the laws of the State of New York.

                  (C) In connection with the issuance or creation of any Letter of Credit, each Borrower hereby indemnifies, saves and holds Lender harmless from any loss, cost, expense or liability, including, without limitation, payments made by Lender, and expenses and reasonable attorneys' fees incurred by Lender arising out of, or in connection with any Letter of Credit to be issued or created for any Borrower except to the extent any loss, cost, expense or liability is attributable to Lender's or the Bank's gross negligence or willful misconduct or that of its correspondents. Each Borrower shall be bound by Lender's or any Issuing Bank's regulations and good faith interpretations of any Letter of Credit issued or created for such Borrower's account, although this interpretation may be different from such Borrower's own, and neither Lender, nor the Issuing Bank, nor any of its correspondents shall be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Borrower's instructions or those contained in any Letter of Credit of any modifications, amendments or supplements thereto or in creating or paying any Letter of Credit, except for Lender's or the Issuing Bank's gross negligence or willful misconduct or that of its correspondents.

                  (D) Each Borrower shall authorize and direct Bank or any other bank or financial institution which issues a Letter of Credit (an "Issuing Bank") to name such Borrower as the "Account Party" therein and to deliver to Lender, with a copy to such Borrower, all instruments, documents, and other writings and property received by the Issuing Bank pursuant to the Letter of Credit or in connection with any acceptance and to accept and rely upon Lender's instructions and agreements with respect to all matters arising in connection with the Letter of Credit, the Letter of Credit Application therefor or any acceptance thereof.

         2.9. Disbursements and Reimbursement Obligations.

                  (A) Lender will notify Borrowing Agent promptly of the presentment for payment under a Letter of Credit, following receipt by it of notification from the Issuing Bank of such presentment, together with notice of the date such payment was made. All disbursements shall be deemed irrevocably to be a request by the applicable Borrower for a Revolving Credit Loan on the date such disbursement was made.

                  (B) Each  Borrower's  obligation  to  reimburse  Lender  under
Section 2.9(A) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which any Borrower may have against, Lender, the Issuing Bank or the beneficiary of the Letter of Credit, including, without limitation, any defense based upon any draft, demand or certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any disbursement or payment by the Issuing Bank under the Letter of Credit ("Bank Payment") to conform to the terms of the Letter of Credit (if, in the Issuing Bank's good faith opinion such disbursement or Bank Payment is determined to be appropriate and other than as a consequence of Lender's or the Bank's gross negligence or willful misconduct) or any non-application or misapplication by the beneficiary of the proceeds of such disbursement or Bank Payment or the legality, validity, form, regularity or enforceability of the Letter of Credit.

                  (C) Upon the occurrence and during the continuation of any Event of Default, at the option of Lender, Borrowers will pay to Lender, for the account of Lender, cash in an amount equal to the undrawn face amount of the Letters of Credit. Such cash shall be held by Lender in a cash collateral account (the "Cash Collateral Account"). The Cash Collateral Account shall be maintained at a bank designated by Lender, which shall be (i) any domestic commercial bank having capital and surplus in excess of $100,000,000 or (ii) an Affiliate of Lender, if an Affiliate of Lender then maintains a presence as a bank in the United States of America, in the name of Lender as secured party, and shall be under the sole dominion and control of Lender and subject to the terms of this Section 2.9. Borrowers hereby pledge, and grant to Lender a security interest in, all such cash and other amounts held in the Cash Collateral Account from time to time and all earnings thereof and proceeds thereon, as security for the payment of all Obligations. Interest and earnings on the Cash Collateral Account shall be the property of Borrowers but shall be held in the Cash Collateral Account as Collateral, provided that the Lender shall release from the Cash Collateral Account and return to Borrowers any funds remaining in the Cash Collateral Account upon satisfaction in full of the Obligations. At such time when all Events of Default shall have been cured or waived, Lender shall return any monies then remaining in the Cash Collateral Account. If at any time, and from time to time, the aggregate amount of the Cash Collateral Account exceeds the maximum liability, fixed or contingent, of Lender with respect to the aggregate face amount of all Letters of Credit then issued and outstanding, Lender shall return any excess to Borrowers.

                  (D) Borrowers shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. Lender and any Issuing Bank (except in the event of its own gross negligence or willful misconduct) shall not be responsible for:

                                    (i)   the   form,   validity,   sufficiency,
                  accuracy, genuineness or legal effect of the Letter of Credit or any document submitted by any party in connection with the application for and issuance of the Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                                    (ii)  the   form,   validity,   sufficiency,
                  accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign the Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                                    (iii) errors,  omissions,  interruptions  or
                  delays in transmission or delivery of any messages by mail, cable, telegraph, telex or otherwise; or

                                    (iv) any  loss or delay in the  transmission
                  or otherwise of any document or draft required in order to make a disbursement.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted Lender hereunder. In furtherance, and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuing Bank and Lender in good faith in the absence of gross negligence or willful misconduct, shall be binding upon Borrowers and shall not put the Issuing Bank or Lender, as the case may be, under any resulting liability therefor.


SECTION 3. INTEREST, FEES, TERM AND REPAYMENT

         3.1. Interest, Fees and Charges.

                  (A) Interest. Interest shall accrue on the principal amount of Base Rate Loans outstanding at the end of each day (computed on the actual days elapsed over a year of 360 days) at a fluctuating rate per annum equal to the Base Rate plus the Applicable Margin. The Applicable Margin shall be (a) zero percent (0%) with respect to Base Rate Loans and (b) two and one-quarter percent
(2.25%) with respect to  Eurodollar  Rate Loans,  provided  that the  Applicable
Margin shall be adjusted as set forth below (subject to imposition of the Default Rate as provided herein) based upon the Fixed Charge Coverage Ratio for the four quarter period immediately preceding the date of determination as set forth below and as reflected in the most recent financial statements delivered pursuant to Section 9.1(K)(ii) hereof (commencing with the financial statements for the fiscal quarter ending


                                       27

September  30, 1998 and for each fiscal  quarter  ended  thereafter).  Each such adjustment  shall take effect (if at all) as of the first day of the first month following the date that the  applicable  financial  statements  were received by
Lender and shall remain in effect until the date that delivery of such financial statement  demonstrates a change in Fixed Charge Coverage whereupon,  subject to the imposition of the Default Rate as provided  herein,  the  Applicable  Margin shall  be  decreased  or  increased,  as the  case  may  be,  to the  applicable percentages set forth below:
                                                Applicable Margin With                  Applicable Margin With
  Fixed Charge Coverage                      Respect to Base Rate Loans            Respect to Eurodollar Rate Loans
  ----------------------                     --------------------------            --------------------------------
  Less than 1:00 to 1:00                               +0%                                    +2.25%

  1:00 to 1:00 through and including                  -.25%                                   +2.00%
  1:24 to 1:00

  1:25 to 1:00 through and including                  -.50%                                   +1.75%
  1:49 to 1:00

  Greater than or equal to 1:50 to 1:00               -.75%                                   +1.50%


After the date hereof, the foregoing rate of interest shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the date hereof, but if this Agreement is executed on a day that is not a Business Day, the Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof. Eurodollar Loans shall bear interest on the principal amount thereof owing, at a rate per annum equal to the Eurodollar Rate plus the Applicable Margin.

                  (B) Letter of Credit Fees. Borrowers shall pay Lender for issuing or causing the issuance of each Letter of Credit, (i) a letter of credit opening charge of Two Hundred Fifty Dollars ($250.00) ("L/C Opening Charge") and
(ii) a fee computed at a rate per annum of one and one-half percent (1.50%) on the outstanding amount of each such Letter of Credit from time to time ("Letter of Credit Fee") and (iii) Issuing Bank's other customary charges payable in connection with Letters of Credit as in effect from time to time (the amount of which charges shall be furnished to Borrowing Agent by Lender upon request). The L/C Opening Charge shall be payable on the opening of each Letter of Credit and the Letter of Credit Fee shall be payable monthly in arrears on the first Business Day of each month, computed through the last calendar day of the preceding month. All other charges in respect of any Letter of Credit issued hereunder shall be payable on demand. Any charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in Issuing Bank's prevailing charges for that type of transaction. All fees and charges payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                  (C) Default Rate Applicable to Interest and Fees. Upon and after the occurrence of an Event of Default under Section 11.1(A), and during the continuation thereof, the Obligations shall bear interest and Letter of Credit Fees shall be calculated daily (computed on the actual days elapsed over a year of 360 days), at (i) a fluctuating rate per annum with respect to interest equal to two percent (2.0%) above the respective rates of interest then in effect with respect to outstanding Base Rate Loans and Eurodollar Loans, as the case may be, and (ii) a per annum fee with respect to Letters of Credit equal to two (2.0%) percent above the applicable Letter of Credit Fee (the "Default Rate").

                  (D)  Unused   Line  Fee.   Borrowers   acknowledge   that  the
administrative costs associated with the financing to be extended by Lender under this Agreement are such that Lender cannot continue to finance Borrowers at a level of profitability sufficient to justify Lender's maintaining the Maximum Revolving Credit Amount for Borrowers' use in the event that the Average Monthly Loan Balance outstanding during each month or portion thereof for which this Agreement shall be effective is less than the Maximum Revolving Credit Amount. In order to compensate Lender for agreeing to make funds available to Borrowers, in the event that Borrowers should fail to fully utilize the Maximum Revolving Credit Amount, and to compensate Lender for any loss of profitability as a result thereof, Borrowers agree that if the Average Monthly Loan Balance outstanding for any month shall be less than the Maximum Revolving Credit Amount, then there shall be a charge for such month, in addition to any interest due under this Agreement and under the Notes, in an amount equal to the product of (a) the excess, if any of (x) the Maximum Revolving Credit Amount over (y) the actual amount of the Average Monthly Loan Balance so calculated; times (b) one-quarter of one percent (0.25%); times (c) that fraction, the numerator of which shall be the actual number of days in such month and the denominator of which shall be 360, payable monthly, in arrears, on the first Business Day of each month, computed through the last calendar day of the preceding month, or upon the termination of this Agreement, whichever first occurs. Without prejudice to Lender's obligation to make Revolving Credit Loans under this Agreement, in no event, however, shall any charge be payable for any month for which the Average Monthly Loan Balance was less than the Maximum Revolving Credit Amount by reason of Lender's declining to extend Revolving Credit Loans to Borrowers in amounts equal to the Borrowing Base, nor shall any charge be payable for any month during which or after Lender accelerates the maturity or demands payment of the Obligations by reason of the occurrence of any Event of Default.

                  (E) Closing Fee. Borrowers shall pay to Lender a closing fee of $200,000, which shall be deemed fully earned and nonrefundable at the closing of the transactions contemplated hereby and shall be paid concurrently with the initial Loan hereunder. Such fee shall compensate Lender for the costs associated with the origination, structuring, processing, approving and closing of the transactions contemplated by this Agreement, including, but not limited to, administrative, out-of-pocket, general overhead and lost opportunity costs, but not including any expenses for which Borrowers have agreed to reimburse Lender pursuant to any other provision of this Agreement or any of the other Loan Documents, such as, by way of example, legal fees and expenses.

                  (F) Examination and Inspection Fees. Borrowers shall pay to Lender on demand an examination and inspection fee in connection with Lender's examinations and inspections of Borrowers' books and records in an amount equal to Lender's out-of-pocket expenses for loan analysts and loan administrators conducting such examinations and inspections; provided, however, that so long as no Default or Event of Default has occurred and is continuing, Borrowers shall only be obligated to pay for two such examinations and inspections during any Contract Year, provided, further, that such provision shall not in any way limit Lender's right to perform additional examinations and inspections during any Contract Year at its own cost and expense.

                  (G) No Impact of Usury Laws; Limitation on Interest.

                                    (i) Notwithstanding anything to the contrary
                  contained in this Agreement, each Borrower agrees (to the extent that such Borrower may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereof in force, which may affect the covenants or the performance of this Agreement; and each Borrower (to the extent that such Borrower may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that they will not hinder, by resort to any such law, delay or impede the execution of any power herein granted to Lender, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    (ii) No  provision of this  Agreement  shall
                  require the payment or permit the collection of interest in excess of the rate then permitted by applicable law; provided that if any provision is so limited by such applicable law, the interest shall be the maximum amount permitted thereunder. In the event that a court of competent jurisdiction determines that Lender has charged or received interest hereunder in excess of the maximum permitted rate, Lender shall promptly refund to Borrowers any interest received by Lender in excess of the maximum permitted rate or, if so requested by Borrower, shall apply such excess to the principal balance of the Obligations.

         3.2. Term of Agreement. Subject to Lender's right to terminate this Agreement upon or after the occurrence of an Event of Default, this Agreement shall be in effect for a period of four (4) years from the date hereof, through and including May 4, 2002 (the "Original Term"), and this Agreement shall automatically renew itself for one (l) year periods thereafter (the "Renewal Terms"), unless terminated as provided in Section 3.3 hereof provided, that (i) the Original Term shall be automatically extended to five (5) years through and including May 4, 2003 in the event that the executed consent agreements referred to on Exhibits 1.1(B)(1) and 1.1(B)2 hereof received by Fleet evidence consent of PIDC, PIDA and Quality to this Agreement and the Mortgages each having a term of five (5) years and (ii) if the foregoing shall not occur, this Agreement shall be automatically renewed for a Renewal Term for the fifth year if at such time Borrowers have sufficient Aggregate Adjusted Availability to meet their day to day operating expenses after the imposition of a reserve in an amount equal to the unpaid balance of all sums due and owing by Quality to PIDA and PIDC.

         3.3. Termination.

                  (A) Upon at least thirty (30) days prior written notice to Lender, Borrowers may, at their option, terminate this Agreement; provided, however, no such termination shall be effective until Borrowers have paid all of the Obligations in immediately available funds and all Letters of Credit issued by Lender or Issuing Bank have expired or been terminated or Borrower shall have deposited an amount equal to the undrawn face amount of all outstanding Letters of Credit in a Cash Collateral Account.

                  (B) At the effective date of any such termination (the "Termination Date") by Borrowers, Borrowers shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to (a) one-half of one percent (.50%) of the Termination Amount if such Termination Date occurs during the first or second Contract Year; and (b) one quarter of one percent (.25%) of the Termination Amount if the Termination Date occurs during the third Contract Year. If the Termination Date occurs any time during or after the fourth Contract Year, no termination charge shall be payable. Further, no termination charge shall be payable if Borrowers shall terminate this Agreement in connection with: (a) the sale of all or substantially all of the assets of the Borrowers in a bona fide arms length transaction; (b) an Equity Event; or
(c) the refinancing of the Loans with another senior secured credit facility pursuant to a signed commitment letter by such replacement lender, provided that prior to termination, Borrowers shall have delivered a copy of such signed commitment letter to Lender, and provided Lender a good faith opportunity to match the terms of the proposed replacement financing with respect to interest rate, principal amount, maturity date and borrowing base availability and Lender shall have determined not to match the aforementioned terms. Notwithstanding the foregoing, if Lender shall match the aforementioned terms of such replacement financing and Borrower decides not to terminate this Agreement, Lender and Borrower shall agree to amend this Agreement to reflect such revised provisions and Lender shall have the option of adopting the financial covenants contained in such replacement financing. Thereafter, if Borrowers decide to terminate this Agreement, all applicable termination charges shall apply to such subsequent termination.

                  (C) Lender may terminate this Agreement effective upon written notice to Borrowing Agent provided no later than (a) 365 days prior to the end of the Original Term and (b) 180 days prior to the end of any Renewal Term or without notice upon the occurrence of an Event of Default and during the continuance thereof.

                  (D) All of the Obligations shall be due and payable upon any termination of this Agreement. Except as otherwise expressly provided for in this Agreement or the other Loan Documents, no termination or cancellation (regardless of cause or procedure) of this Agreement or any of the other Loan Documents shall in any way affect or impair the rights, powers, or privileges of Lender or obligations, duties, rights, and liabilities of Borrowers or Lender in any way relating to (i) any transaction or event occurring prior to such termination or cancellation or (ii) any of the undertakings, agreements, covenants, warranties or representations of Borrowers contained in this Agreement or any of the other Loan Documents. All such undertakings, agreements, covenants, warranties and representations of Borrowers shall survive such termination or cancellation and Lender shall retain its Liens in the Collateral and all of its rights and remedies under this Agreement and the other Loan Documents notwithstanding such termination or cancellation, until all of the Obligations have been paid in full, in immediately available funds.

                  (E) It is understood that Borrowers may elect to terminate this Agreement in its entirety only, no section or lending facility may be terminated singly.

         3.4. Payments. All payments of principal, interest and other amounts payable hereunder, or under any of the related agreements, shall be made to Lender at its Lending Office on the due date therefor not later than 1:00 p.m. (New York time) in Dollars in Federal or other funds immediately available to Lender. Lender shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrowers' accounts or by making Loans as provided in Section 2.3 hereof and Lender shall provide the Borrowing Agent with written notice of such Loans. Except where evidenced by notes or other instruments issued or made by Borrowers to Lender specifically containing payment provisions which are in conflict with this Section 3.4 (in which event the conflicting provisions of said notes or other instruments shall govern and control), that portion of the Obligations consisting of:

                  (A) Principal, payable on account of Loans made by Lender to Borrowers pursuant to this Agreement, shall be payable by Borrowers to Lender immediately upon the earliest of (i) the receipt by Lender or Borrowers of any proceeds of any of the Collateral referred to in Section 2.2(B), to the extent required in accordance with Section 2.2(B), (ii) the occurrence of an Event of Default if Lender elects to accelerate the maturity and payment of such Loans, or (iii) termination of this Agreement pursuant to Section 3.3 hereof; provided, however, that if the principal balance of Revolving Credit Loans outstanding at any time shall exceed the Borrowing Base at such time, Borrower shall, on demand, repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Credit Loans by an amount equal to such excess;

                  (B) Interest accrued on the Loans shall be due on the earliest of (i) the first Business Day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence of an Event of Default if Lender elects to accelerate the maturity and payment of the Obligations or (iii) termination of this Agreement pursuant to Section 3.3 hereof; provided, however, that with respect to Eurodollar Loans, interest shall only be payable at the end of each Interest Period, except that with respect to Eurodollar Loans having an Interest Period of 180 days, interest due on each such Eurodollar Loan shall be due at the end of 90 days and 180 days;

                  (C)  Costs,   fees  and  expenses  payable  pursuant  to  this
Agreement shall be payable by Borrowers, on demand, to Lender or to any other Person designated by Lender in writing; and

                  (D) The balance of the Obligations requiring the payment of money, if any, shall be payable by Borrowers to Lender as and when provided in this Agreement or the Loan Documents.

         3.5. Application of Payments and Collections. Upon the occurrence of an Event of Default and during the continuation thereof, each Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of any Borrower, and each Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by Section 5.4 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrowers, but so long as no Event of Default shall then exist, Lender shall remit such credit balance (to the extent of the actual collected portion thereof) to Borrowers in immediately available funds not later than one

Business Day following the creation of such credit balance. In no event shall such credit balance be applied or be deemed to have been applied as a prepayment of the Term Loan or the Equipment Loans unless so requested by Borrowing Agent, but Lender may offset such credit balance against the Obligations upon or after the occurrence of an Event of Default.

         3.6. Statements of Account. Lender will account to Borrowers monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrowers unless Lender is notified by Borrowing Agent in writing to the contrary within thirty (30) days after the date each account is mailed to Borrowers. Such notice shall only be deemed an objection to those items specifically objected to therein.

         3.7. Increased Costs. In the event that any change, after the date of this Agreement, in any applicable law or treaty, or in the interpretation or application thereof, or compliance by Lender with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other regulatory authority, shall:

                  (A) (i) subject Lender to any tax with respect to this Agreement (other than (a) any tax based on or measured by net income or otherwise in the nature of a net income tax, including, without limitation, any franchise tax or any similar tax based on capital, net worth or comparable basis for measurement and (b) any tax collected by a withholding on payments and which neither is computed by reference to the net income of the payee nor is in the nature of an advance collection of a tax based on or measured by the net income of the payee) or (ii) change the basis of taxation of payments to Lender of principal, fees, interest or any other amount payable hereunder or under any Loan Documents (other than in respect of (a) any tax based on or measured by net income or otherwise in the nature of a net income tax, including, without limitation, any franchise tax or any similar tax based on capital, net worth or comparable basis for measurement and (b) any tax collected by a withholding on payments and which neither is computed by reference to the net income of the payee nor is in the nature of an advance collection of a tax based on or measured by the net income of the payee);

                  (B) impose, modify or hold applicable any reserve (except any reserve taken into account in the determination of the applicable Eurodollar
Rate), special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

                  (C) impose on Lender or the London interbank eurodollar market any other condition with respect to any Loan Document;

and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining its Loans hereunder by an amount that Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respects of any of the Loans by an amount that Lender deems to be material, then, in any such case, Borrowers shall promptly pay Lender, upon its demand and certification, such additional amount as will compensate Lender for such additional cost or such reduction, as the case may be, to the extent Lender has not otherwise been compensated, with respect to a particular Loan, for such increased cost as a result of an increase in the Base Rate. An officer of Lender shall certify the amount of such additional cost or reduced amount to Borrowers, and provide a written explanation of such additional cost or reduction to Borrowers. Such certification shall be conclusive absent manifest error. If Lender claims any additional cost or reduced amount pursuant to this Section 3.7, then Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different Lending Office or to file any certificate or document reasonably requested by Borrowers if the making of such designation or filing would avoid the need for, or reduce the amount of, any such additional cost or reduced amount and would not, in the sole discretion of Lender, be otherwise disadvantageous to Lender.

         3.8. Basis For Determining Interest Rate Inadequate or Unfair. In the event that Lender shall have determined that:

                  (A) reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period; or

                  (B) Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank eurodollar market with respect to an outstanding Eurodollar Loan, a proposed Eurodollar Loan, or a proposed conversion of a Base Rate Loan into a Eurodollar Loan;

Lender shall give Borrowers prompt written, telephonic or telegraphic notice of its determination of such effect. If such notice is given, (i) any such requested Eurodollar Loan shall be made as a Base Rate Loan, unless Borrowers shall notify Lender no later than 10:00 a.m. (New York City time) three (3) Business Days prior to the date of such proposed borrowing, that the request for such borrowing shall be cancelled or made as an unaffected type of Eurodollar Loan, and (ii) any Base Rate Loan which was to have been converted to an affected type of Eurodollar Loan shall be continued as or converted into a Base Rate Loan, or, if Borrowers shall notify Lender, no later than 10:00 a.m. (New York City time) three (3) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of Eurodollar Loan.

         3.9. Capital Adequacy.

                  (A) In the event that Lender shall have determined that any applicable law or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then, from time to time, upon written demand by Lender, Borrowers shall pay to Lender such additional amount or amounts as will compensate Lender for such reduction. In determining such amount or amounts, Lender may use any reasonable averaging or attribution methods. The protection of this Section 3.9 shall be available to Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law or condition.

                  (B) A certificate of an officer of Lender setting forth such amount or amounts as shall be necessary to compensate Lender pursuant to Section
3.9 hereof and the reasons therefor when delivered to Borrowers shall be conclusive absent manifest error.


SECTION 4. COLLATERAL: GENERAL TERMS

         4.1. Security Interest in Collateral. To secure the prompt payment and performance to Lender of the Obligations (except PMSI Loans which are secured by the Equipment financed thereby), each Borrower hereby grants to Lender a continuing security interest in and Lien upon all of the following Property of such Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                  (A) Accounts;

                  (B) Inventory;

                  (C) Equipment;

                  (D) General Intangibles;

                  (E) Investment Property;

                  (F) All monies and other Property of any kind, now or at any time or times hereafter, in the possession or under the control of Lender or a bailee of Lender;

                  (G) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (A), (B), (C), (D), (E) and (F) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                  (H) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of such Borrower pertaining to any of (A), (B), (C), (D),
(E), (F) or (G) above.

provided, however, that the foregoing grant of a security interest and Lien shall not include any rights or interests in the Property listed on Exhibit 4.1 and any other comparable General Intangibles or contract rights or any Property of such Borrower that is the subject of a Permitted Purchase Money Lien securing Permitted Purchase Money Indebtedness if and to the extent that (a) the terms of the document or documents creating or evidencing such General Intangibles or contract rights or Permitted Purchase Money Lien or Permitted Purchase Money Indebtedness, as the case may be, prohibit such grant or encumbrance thereof and
(b) the term prohibiting such assignment or encumbrance is effective as a matter of law and (c) the term prohibiting such grant or encumbrance has not been waived or the consent of the necessary party to the grant of a security interest or Lien to Lender has not been obtained following commercially reasonable effort on the part of such Borrower to obtain such waiver or consent if the seeking thereof would be commercially reasonable; provided further, however, that (i) if any such prohibition is subsequently lifted, terminated or is otherwise no longer effective as a matter of law or is waived or the consent of the necessary party is obtained, the security interest granted hereby shall automatically include such rights or interests in General Intangibles or contract rights formerly subject to such prohibition without any further action on the part of such Borrower or Lender and (ii) the exclusion in the foregoing proviso shall not limit, impair or otherwise affect Lender's security interest in any rights or interests of such Borrower in or to monies due or to become due under any such General Intangibles or contract rights (including, without limitation, any Accounts).

         4.2. Lien on Realty. The due and punctual payment and performance of the Obligations shall also be secured by the Lien created by the Mortgage upon all Real Property of Borrowers described therein. If any Borrower shall acquire at any time or times hereafter any interest in other Real Property, then such Borrower shall promptly notify Lender of such acquisition and upon Lender's request, which request may be made by Lender in its sole discretion, such Borrower shall promptly execute and deliver to Lender, as additional security and Collateral for the Obligations, deeds of trust, security deeds, mortgages or other collateral assignments satisfactory in form and substance to Lender and its counsel (herein collectively referred to as "New Mortgages") covering such Real Property. The Mortgage and each New Mortgage shall be duly recorded in each office where such recording is required to constitute a valid Lien on the Real Property covered thereby. Borrowers shall deliver to Lender, at Borrowers' expense, mortgagee title insurance policies issued by a title insurance company reasonably satisfactory to Lender insuring Lender as mortgagee; such policies shall be in form and substance reasonably satisfactory to Lender and shall insure a valid first Lien in favor of Lender on the Property covered thereby, subject only to those exceptions reasonably acceptable to Lender and its counsel. Borrowers shall deliver to Lender such other documents, including, without limitation, as-built survey prints of the Real Property, as Lender and its counsel may reasonably request relating to the Real Property subject to the Mortgages and any such New Mortgages.

         4.3. Representations, Warranties and Covenants --Collateral. To induce Lender to enter into this Agreement, each Borrower represents, warrants, and covenants to Lender:

                  (A) The Collateral is now and, so long as any Obligations are outstanding, will continue to be owned solely by Borrowers. No other Person has or will have any right, title, interest, claim, or Lien therein, thereon or thereto other than a Permitted Lien.

                  (B) Except as otherwise described on Exhibit 4.3(B) attached hereto and made a part hereof, the Liens granted to Lender shall be first and prior on the Collateral and as to the Accounts and proceeds, including insurance proceeds resulting from the sale, disposition or loss thereof. No further action need be taken to perfect the Liens granted to Lender, other than the filing of continuation statements under the Code or other applicable law, continued possession by Lender of that portion of the Collateral constituting instruments or documents, the filing or recording in the United States Patent and Trademark Office of appropriate instruments with respect to Liens on patents and trademarks and the processing of Lien notations on motor vehicle title certificates and the recording of the Mortgages.

                  (C) All goods evidenced by the Collateral constituting chattel paper, documents or instruments, the possession of which has been given to Lender, are owned by each Borrower and the same are free and clear of any prior Lien. Borrowers further warrant and guarantee the value, quantities, sound condition, grades and qualities of the goods and services described therein.

Borrowers shall pay and discharge all taxes, levies and other charges upon said Collateral and upon the goods evidenced by any documents constituting Collateral and shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral. This indemnity shall include reasonable attorneys' fees and legal expenses.

         4.4. Lien Perfection. At Lender's request, Borrower agrees to execute the financing statements provided for by the Code together with any and all other instruments, assignments or documents, and shall take such other action, in each case, as may be required to perfect or to continue the perfection of Lender's security interest in the Collateral, including, without limitation, the execution at Lender's request for all documents reasonably deemed necessary by Lender to cause Lender's Lien to be noted on any motor vehicle title certificates for motor vehicles forming a material part of the Collateral. Unless prohibited by applicable law, each Borrower hereby authorizes Lender to execute and file any such financing statement on such Borrower's behalf. Subsequent to Lender's execution and filing of the aforementioned financing statements, Lender shall provide Borrowing Agent with notice of the same. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

         4.5. Real Property Lien Documentation. Each Borrower agrees to execute and cause to be executed for Lender's benefit the Mortgages and such leasehold mortgages, deeds of trust or other documents evidencing a collateral assignment of such Borrower's interest in the Real Property and any additional Real Property owned by such Borrower ("Additional Real Property") as Lender may reasonably request other than Additional Real Property, the purchase of which is otherwise permitted hereunder and is subject to a Permitted Purchase Money Lien and as to which, if and to the extent any Collateral is located at any such Additional Real Property, Lender has received a mortgagee waiver in form and substance reasonably satisfactory to Lender. Such documents shall be recorded, at the expense of such Borrower, with such filing offices as may be required to evidence Lender's Lien upon the Real Property owned or hereafter acquired by such Borrower. Notwithstanding the foregoing, to the extent any of the aforementioned real property documentation is required to be executed or consented to by a Person other than or in addition to any Borrower or Lender, each Borrower shall use its good faith efforts to cause such Person to execute, or consent to, any such documentation. Each Borrower acknowledges that its failure to cause any such Person to execute such documentation may result in Lender's establishment of a Contingency Reserve in the exercise of its commercially reasonable judgment.

         4.6. Location of Collateral. All Collateral, other than Inventory in transit and motor vehicles, will at all times be kept by Borrowers at one or more of the business locations set forth in Exhibit 4.6 and shall not, without the prior written approval of Lender, be moved therefrom except, prior to an Event of Default and subsequent to an Event of Default except to the extent Lender has provided Borrowers with written notice to the contrary, for (A) sales of Inventory in the ordinary course of business; (B) the storage of Inventory at locations within the continental United States other than those shown on Exhibit
4.6 if (i) any Borrower gives Lender written notice of the new storage location at least thirty (30) days prior to storing Inventory at such location, (ii) Lender's security interest in such Inventory is and continues to be a duly perfected, first priority Lien thereon, (iii) neither the applicable Borrower's nor Lender's right of entry upon the premises where such Inventory is stored, or its right to remove the Inventory therefrom, is unreasonably restricted, (iv) the owner of such premises agrees with Lender to subordinate or not to assert any landlord's, bailee's or other Lien in respect of the Inventory for unpaid rent or storage charges and (v) all negotiable documents and receipts in respect of any Collateral maintained at such premises are promptly delivered to Lender; provided, however, if any Borrower fails to meet requirements of clauses (i) through (v) but the amount of Inventory stored at any such location is less than $500,000 in the aggregate for all such locations, then the sole consequence of such failure shall be the exclusion of such Inventory from the determination of the Borrowing Base; (C) removals in connection with dispositions of tangible fixed assets that are authorized by Section 9.2(N) hereof; (D) removal of Equipment for purposes of repair or maintenance; (E) location of Equipment at sites other than referred to above in connection with the leasing thereof to customers, the use thereof by subcontractors in connection with performing of production or other activities for the benefit of Borrowers or for other purposes related to the conduct of the business of Borrowers, provided that (i) the aggregate fair market value thereof does not exceed $250,000 and (ii) Borrowers has taken steps satisfactory to Lender to maintain the priority and perfection of Lender's security interest therein and (F) to the extent not covered by the foregoing subsections (B), (C), (D) and (E) Equipment at locations other than as set forth in Exhibit 4.6 having an aggregate fair market value of not more than $250,000.

         4.7. Insurance of Collateral. Borrowers shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral. Each Borrower agrees to maintain and pay for insurance upon all Collateral (other than Accounts) wherever located, in storage or in transit in vehicles, including goods evidenced by documents, covering casualty, hazard, public liability and other risks and in such amounts as are described in this Section 4.7 and with such insurance companies as shall be reasonably satisfactory to Lender to insure Lender's interest in the Collateral. Borrowers shall deliver copies of such policies with satisfactory Lender's loss payable endorsements naming Lender Loss Payee to Lender as requested by Lender. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of Lender in the Collateral owned by Borrowers shall not be impaired or invalidated by an act or neglect of Borrowers or owner of the Property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrowers fail to provide and pay for such insurance, Lender may, at Borrowers' expense, procure the same, but shall not be required to do so. Borrowers agree to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. Each Borrower shall (a) keep all of its insurable properties in which such Borrower has an interest insured against the hazards of fire, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to such Borrower's including, but not limited to, business interruption insurance; (b) maintain a bond in such amounts, if any, as is customary in the case of companies engaged in businesses similar to such Borrower's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of such Borrower either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (c) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (d) maintain all such workmen's compensation or similar insurance as may be required under the laws of any jurisdiction in which such Borrower is engaged in business; and (e) furnish Lender with (i) copies, as requested by Lender, of all policies and evidence of the maintenance of such policies by the renewal thereof at least fifteen (15) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance reasonably satisfactory to Lender, naming Lender as loss payee (and a mortgagee with respect to the Real Property) as its interest may appear with respect to the property coverage described in clause 4.7(a) above and the property coverage shall provide (A) that, except as provided below, all proceeds thereunder otherwise payable to any Borrower shall be payable to Lender, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy or by the occupation of the premises for purposes more hazardous than are permitted by said policy and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days' prior written notice is given to Lender and
(i) a certificate of insurance or other endorsement indicating, among other things, the Lender has been named as an additional or co-insured with respect to each Borrower's liability insurance policies. In the event of any loss thereunder, except as provided below, the property coverage carriers named therein hereby are directed by Lender and each Borrower to make payment for such loss to Lender and not to such Borrower and Lender jointly. If any such insurance losses are paid by check, draft or other instrument payable to any Borrower and Lender jointly, Lender may endorse such Borrower's name thereon and do such other things as Lender may deem advisable to reduce the same to cash. If an Event of Default shall have occurred and is continuing, (x) Lender is hereby authorized to adjust and compromise claims under insurance coverage referred to in clauses (a) and (b) above and (y) all insurance recoveries received by Lender upon any such insurance shall be applied to the Obligations, in such order as Lender in its sole discretion shall determine. If an Event of Default shall not exist, then any insurance recovery arising out of any theft, destruction or other loss of any property of Borrowers shall be applied in accordance with the applicable provisions in Section 2.2(B). If Borrowers elect to apply such insurance proceeds to the replacement, restoration or repair of such property, then, pending such application, such proceeds shall be held by Lender in an interest-bearing cash collateral account until disbursed as directed by such Borrower. At any Borrower's option, any proceeds held for application to replacement, restoration or repair of property may be applied to repay Revolving Credit Loans and, upon the terms and subject to the conditions of this Agreement, such Borrower shall be entitled to reborrow the amount so repaid for purposes of such replacement, restoration or repair. Insurance recoveries received by Lender arising out of theft, destruction or other loss of any property of such Borrower for which specific application is not provided as aforesaid shall be paid by Lender to such Borrower. Any surplus in insurance recoveries, in excess of the then outstanding Obligations, shall be paid by Lender to Borrowers or applied as may be otherwise required by law. If all Obligations hereunder are required to be repaid as a result of any casualty, any deficiency thereon shall be paid by Borrowers to Lender, on demand.

         4.8. Protection of Collateral. All insurance expenses and all expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrowers. If Borrowers fail to promptly pay any portion thereof when due (except if being contested as permitted by Section 9.1(A) hereof), Lender may, at its option, but shall not be required to, pay the same and charge the Loan Account therefor. Each Borrower agrees to reimburse Lender promptly therefor with interest as provided in this Agreement. All sums so paid or incurred by Lender for any of the foregoing and all costs and expenses (including attorneys' fees, legal expenses and court costs) which Lender may incur in enforcing or protecting its Lien on or rights and interest in the Collateral or any of its rights or remedies under this or any other agreement between the parties hereto or in respect of any of the transactions to be had hereunder until paid by Borrowers to Lender with
interest,   shall  be  considered

Obligations owing by Borrowers to Lender hereunder. Such Obligations shall be secured by all Collateral and by any and all other collateral, security, assets, reserves, or funds of Borrowers in or coming into the hands or inuring to the benefit of Lender. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrowers' sole risk.


SECTION 5. PROVISIONS RELATING TO ACCOUNTS

         5.1. Representations, Warranties and Covenants. Each Borrower represents and warrants to Lender that Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by such Borrower on its own behalf with respect to any Account or Accounts, and, unless otherwise indicated in writing to Lender, that with respect to each Account included by any Borrower within any calculation of the Borrowing Base:

                  (A) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                  (B) It arises out of a completed, bona fide sale and delivery of goods or rendition of services by such Borrower in the ordinary course of its business and in accordance in all material respects with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between such Borrower and the Account Debtor;

                  (C) It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

                  (D) Such Account, and Lender's security interest therein, is not, and will not, to Borrower's knowledge, be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by Lender to be immaterial, and, to such Borrower's knowledge, each such Account is absolutely owing to such Borrower and is not contingent in any respect or for any reason;

                  (E) No Borrower has made any agreement with any Account Debtor thereunder for any deduction therefrom, except discounts or allowances which are reflected in the calculation of the net amount of each respective invoice related thereto;

                  (F) To each Borrower's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto;

                  (G) To each Borrower's knowledge, the Account Debtor thereunder (i) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (ii) such Account Debtor is Solvent; and

                  (H) No Borrower has knowledge of any fact or circumstance which would impair the validity or collectability of the Account, and to each Borrower's knowledge there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which could reasonably be expected to result in any material adverse change in such Account Debtor's financial condition or the collectability of such Account.

         5.2. Assignments, Records and Schedules of Accounts. If so requested by Lender, each Borrower shall execute and deliver to Lender a Borrowing Base Certificate and formal written assignments of all Accounts weekly or, if requested by Lender, daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto. On or before the fifteenth day of each month ("Delivery Date") from and after the date hereof, each Borrower shall deliver to Lender, in form reasonably acceptable to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Lender's reasonable request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. Notwithstanding the foregoing, if any Borrower has sent to Lender a Schedule of Accounts on or prior to the Delivery Date but Lender has not received such Schedule of Accounts by the Delivery Date, then such Borrower shall have an additional five days to deliver such Schedule of Accounts following notice by Lender of its failure to receive any such Schedule of Accounts which notice may be given as provided in
Section 12.10 hereof or by telephone.

         5.3. Administration of Accounts.

                  (A) Upon the granting of any discounts, allowances or credits by any Borrower that are not shown on the face of the invoice for the Account involved, each Borrower shall promptly report such discounts, allowances or credits, as the case may be, to Lender and in no event later than the time of its submission to Lender of the next Schedule of Accounts as provided in Section
5.2. Upon and after the occurrence of an Event of Default, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Lender may deem advisable, and to charge the costs and expenses thereof, including attorney's fees, to Borrowers. Borrowers shall remain liable for any deficiency.

                  (B) If an Account includes a charge for any tax payable to any governmental taxing authority, Lender is authorized, if any Borrower does not do so in a timely manner, to pay the amount thereof to the proper taxing authority for the account of such Borrower and to charge the Loan Account therefor. Borrowers shall notify Lender if any Account includes any tax due to any governmental taxing authority and, in the absence of such notice, Lender except as otherwise provided herein shall not be liable for any taxes to any governmental taxing authority that may be due by Borrowers by reason of the sale and delivery creating the Account.

                  (C) Whether or not a Default or an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrowers, to verify the validity, amount or any other matter relating to any Account by mail, telephone, telegraph or otherwise. At Borrowing Agent's request, Lender will provide Borrowing Agent with reasonable general information about the manner in which Lender intends to conduct its verifications during periods when an Event of Default does not exist. Borrowers shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

         5.4. Collection of Accounts.

                  (A) To expedite collection, Borrowers shall endeavor in the first instance to make collection of their Accounts for Lender. All remittances received by Borrowers on account of Accounts shall be held by Borrowers as trustee of an express trust for Lender's benefit and Borrowers shall immediately deposit the same in the Dominion Account. Such express trust shall cease with respect to any funds transferred by the Dominion Account Bank to the applicable Borrower in accordance with the Dominion Account Agreement. Lender retains the right after an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees, to the applicable Borrower. Lender has no duty to protect, insure, collect or realize upon the Accounts or preserve rights in them.

                  (B) Each Borrower  shall deposit all proceeds of Collateral or cause the same to be deposited in kind in a Dominion Account pursuant to a lockbox arrangement reasonably acceptable to Lender. Each Borrower shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Dominion Account for application in accordance with this Agreement. All funds deposited in the Dominion Account shall immediately become Collateral and Borrowers shall obtain the agreement by such banks to waive any offset rights against the funds so deposited. Lender assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

                  (C) All funds on deposit in the Dominion Account shall be subject to the provisions of the Dominion Account Agreement.

         5.5. Notice Regarding Disputed Accounts. In the event any amounts due and owing in excess of $100,000 are in dispute between any Borrower and any Account Debtor, such Borrower shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.


SECTION 6. PROVISIONS RELATING TO INVENTORY

         6.1. Representations, Warranties and Covenants. With respect to Inventory, each Borrower represents and warrants to Lender that Lender may rely, in determining which items of Inventory constitute Eligible Inventory, on all statements and representations made by such Borrower with respect to any Inventory and, unless otherwise indicated in writing to Lender, that:

                  (A) All Inventory is presently and will continue to be located at Borrowers' places of business listed on Exhibit 6.1A or at public warehouses listed thereon and will not be removed therefrom except as authorized by Section
4.6 of this Agreement;

                  (B) Except as referred to in Section 6.1(A) and as provided in
Section 4.6, no Inventory is now, nor shall any Inventory at any time or times hereafter be, stored with a bailee, warehouseman or similar party without Lender's prior written consent not to be unreasonably withheld or delayed and, if Lender gives such consent, each Borrower will concurrently therewith, at Lender's request, cause any such bailee, warehouseman, or similar party to issue and deliver to Lender, in form and substance reasonably acceptable to Lender, warehouse receipts therefor in Lender's name, to the extent such warehouse receipts are negotiable;

                  (C) No Inventory is or will be consigned to any Person without Lender's prior written consent not to be unreasonably withheld or delayed, and, if such consent is given, Borrowers shall, prior to the delivery of any Inventory on consignment, (i) provide Lender with all consignment agreements to be used in connection with such consignment, all of which shall be reasonably acceptable to Lender, (ii) prepare, execute and file appropriate financing statements with respect to any consigned Inventory, showing Lender as assignee,
(iii) conduct a search of all filings made against the consignee in all jurisdictions in which any consigned Inventory is to be located and deliver to Lender copies of the results of all such searches and (iv) notify, in writing, all the creditors of the consignee which are or may be holders of Liens in the Inventory to be consigned (as indicated by such search) that such Borrower expects to deliver certain Inventory to the consignee, all of which Inventory shall be described in such notice by item or type; and

                  (D) No Inventory is or will be produced in violation in any material respect of the Fair Labor Standards Act.

         6.2. Inventory Reports. Borrowers agree to furnish Lender with Inventory reports at such times as Lender may reasonably request, but at least once each month. Such reports shall be in form and detail reasonably satisfactory to Lender. Borrowers shall conduct a physical inventory no less frequently than annually and shall provide to Lender a report based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall in its reasonable discretion request.

         6.3. Returns of Inventory. If at any time or times hereafter any Account Debtor returns any Inventory to any Borrower the shipment of which generated an Account on which such Account Debtor is obligated in excess of $500,000 such Borrower shall notify Lender of the same immediately, specifying the reason for such return and the location and condition of the returned Inventory. After the occurrence of an Event of Default, each Borrower shall hold all returned Inventory in trust for Lender, and shall conspicuously label such Inventory as the Property of Lender.

SECTION 7. PROVISIONS RELATING TO EQUIPMENT

         7.1. Representations, Warranties and Covenants. With respect to the Equipment, each Borrower represents, warrants and covenants to and with Lender that:

                  (A) The Equipment is in adequate operating condition and repair, except for such Equipment which is not materially necessary to the operation of each Borrower's business, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted; and

                  (B) No Borrower will permit any of the Equipment to become affixed to any Real Property leased to such Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such Real Property has executed a landlord waiver or leasehold mortgage in favor of Lender, and no Borrower will permit any of the Equipment to become an accession to any personal Property other than Equipment subject to first priority Liens in favor of Lender or subject to Permitted Liens.

         7.2. Evidence of Ownership of Equipment. Promptly upon a reasonable request therefor by Lender, each Borrower shall deliver to Lender evidence of ownership, if any, of any of the Equipment (including, without limitation, certificates of title and applications for title).

         7.3. Records and Schedules of Equipment. Each Borrower shall maintain accurate records itemizing and describing the type, quantity and book value of the Equipment and all dispositions made in accordance with Section 9.2(N) hereof, and shall make available to Lender a current schedule containing the foregoing information on at least an annual basis and more often if reasonably requested by Lender.


SECTION 8. REPRESENTATIONS AND WARRANTIES

         8.1. General Representations and Warranties. To induce Lender to enter into this Agreement and to make advances hereunder, each Borrower warrants, represents and covenants to Lender that:

                  (A) Organization and Qualification. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation listed on Exhibit 8.1(A) attached hereto and made a part hereof. Each Borrower has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on Exhibit 8.1(A) which includes all states and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect.

                  (B) Corporate Names. During the preceding five (5) years, no Borrower has been known as or used any corporate, fictitious or trade names except as disclosed on Exhibit 8.1(B) attached hereto and made a part hereof. Except as set forth on Exhibit 8.1(B), no Borrower has, during the preceding five (5) years, been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

                  (C) Corporate Power and Authority. Each Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of any Borrower; (ii) contravene any Borrower's charter, certificate of incorporation or by-laws; (iii) violate, or cause any Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower.

                  (D) Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each Borrower and enforceable against it in accordance with their respective terms, except to the extent limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally or by general principles of equity.

                  (E) Use of Proceeds. Borrowers' uses of the proceeds of any Loans pursuant to this Agreement are, and will continue to be, legal and proper corporate uses, duly authorized by its respective Board of Directors, and such uses will not violate in any material respect any applicable laws including, without limitation, the Foreign Assets Control Regulations, the Foreign Funds Control Regulations and the Transaction Control Regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended).

                  (F) Margin Stock. No Borrower is engaged principally, or as one of its important activities, in the business of purchasing or carrying "margin stock" (within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loans will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock, or be used for any purpose which violates or is inconsistent with the provisions of Regulation X of said Board of Governors.

                  (G) Governmental Consents. Each Borrower has, and is in good standing with respect to, all governmental consents, approvals, authorizations, permits, certificates, inspections, and franchises necessary in any material respect to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by such Borrower.

                  (H) Patents, Trademarks, Copyrights and Licenses. Each Borrower owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present conduct of its business without any conflict known on the Closing Date with the rights of others. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights are listed on Exhibit 8.1(H) attached hereto and made a part hereof.

                  (I) Capital Structure. Exhibit 8.1(I) attached hereto and made a part hereof states (a) the correct name of each of the Subsidiaries of each Borrower, the jurisdiction of incorporation and the percentage of its Voting Stock owned by such Borrower, (b) the name of each Borrower's Affiliates and the nature of the affiliation, (c) the number, nature and holder of all outstanding Securities of Borrowers, and (d) the number of authorized, issued and treasury shares of each Borrower. Holdings has good title to all of the shares of stock it purports to own of Custom and Quality and each Borrower has good title to all of the shares it purports to own of the stock of each of its respective Subsidiaries, free and clear in each case of any Lien other than Permitted
Liens. All such shares have been duly issued and are fully paid and non-assessable. Except as set forth on Exhibit 8.1(I), there are not outstanding any options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any capital stock, Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of any Borrower. Except as set forth on Exhibit 8.1(I), there are not outstanding any agreements or instruments binding upon any of any Borrower's shareholders relating to the ownership of its shares of capital stock.

                  (J) Solvent Financial Condition. (i) Each Borrower, on an individual basis, and (ii) Holdings and its Subsidiaries on a Consolidated basis, are now and, after giving effect to initial extensions of credit to be made hereunder, at all times will be, Solvent.

                  (K) Restrictions. No Borrower is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. No Borrower is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on
Exhibit 8.1(K) attached hereto, none of which prohibit the execution of or compliance with this Agreement by any Borrower. No Borrower has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien that is not a Permitted Lien.

                  (L) Litigation. Except as set forth on Exhibit 8.1(L) attached hereto and made a part hereof, there are no actions, suits, proceedings or, to the knowledge of each Borrower, investigations pending, or to the knowledge of each Borrower, any of the foregoing threatened, against or affecting any Borrower, or the business, operations, Properties, profits or condition of any Borrower, in any court or before any governmental authority or arbitration board or tribunal, that could reasonably be expected to have a Material Adverse Effect on any Borrower or the ability of any Borrower to perform this Agreement. No Borrower is in default in any material respect with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

                  (M) Title to Properties. Each Borrower has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its Real Property, and good title to all of its other Property, in each case, free and clear of all Liens except Permitted Liens.

                  (N) Financial Statements; Fiscal Year; Pro Forma Financial Statements.

                                    (i) The audited  Consolidated balance sheets
                  of Holdings and such other Persons described therein (including the accounts of all Subsidiaries for the respective periods during which a Subsidiary relationship existed) as at March 31, 1997, and the related statements of income, changes in stockholder's equity, and cash flow for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly in all material respects the financial position of Holdings on a Consolidated basis at such dates and the results of Borrowers' operations for such periods. Since December 31, 1997, there has been no material adverse change in the condition, financial or otherwise, of any Borrower and such other Persons as shown on the Consolidated balance sheet as of such date. The Fiscal Year of each Borrower ends on the last Saturday of March of each year.

                                    (ii) The pro forma balance sheet of Holdings
                  on a Consolidated basis, copies of which have been delivered to Lender ("Pro Forma Balance Sheet"), is the unaudited Consolidated balance sheet of Holdings as of March 31, 1998 adjusted to give effect (as if such events had occurred on such date) to (a) the Letters of Credit to be issued and Loans to be advanced on the Closing Date, (b) repayment of all outstanding loans and other obligations of Borrowers to Prior Lenders, and (c) the payment of all legal, accounting and other fees related to the foregoing transactions to the extent known at such date. Such Pro Forma Balance Sheet fairly reflects the pro forma capitalization of Holdings and its Subsidiaries as of March 31, 1998 after giving effect to the foregoing transactions. The Pro Forma Balance Sheet has been certified by the chief financial officer of Holdings.

                                    (iii)   The   five  (5)   year   cash   flow
                  projections of Holdings and its Subsidiaries, the projected balance sheets and profit and loss statements of each as of the Closing Date, copies of which have been delivered to Lender (the "Projections") were prepared by the chief financial officer of Holdings. Such Projections represent projections of future events that may or may not occur and are based on assumptions that may or may not prove to be accurate and should not be relied upon as indicative of the actual results that may be obtained by each Borrower; provided, however, such projections and assumptions have been made by the management of Holdings based on its good faith belief in the reasonableness thereof in light of (i) the financial and operating condition of Holdings and each Borrower and plus their Subsidiaries existing at the time such projections were prepared and (ii) the prospects for the industry in which Holdings and Borrowers and their Subsidiaries compete existing at the time such projections were prepared.

                  (O) Full Disclosure.  The financial  statements referred to in
Section 8.1(N) above, do not, nor does this Agreement or any other written statement of any Borrower to Lender (including, without limitation, any Borrower's filings, if any, with the Securities and Exchange Commission), contain any untrue statement of a material fact or omit a material fact known to any Borrower necessary to make the statements contained therein or herein not misleading. There is no fact known to any Borrower which such Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as such Borrower can now reasonably foresee, will materially affect adversely the Properties, business, prospects, profits, or condition (financial or otherwise) of any Borrower or the ability of any Borrower to perform this Agreement.

                  (P) Pension Plans. Exhibit 8.1(P) identifies each Plan maintained, sponsored or contributed to by any Borrower. With respect to each Plan, no Borrower, nor any ERISA Affiliate of Borrower is, in any material respect, in violation of the applicable provisions of ERISA, the IRC, or other applicable laws. Except as set forth on Exhibit 8.1(P), within the six (6) years prior to the date of this Agreement, (a) no Prohibited Transaction with respect to which any Borrower or any ERISA Affiliate of any Borrower may incur any liability or Reportable Event has occurred with respect to any Plan, nor has any Plan been the subject of a waiver of the minimum funding standard under Section 412 of the IRC (other than with respect to a Multiemployer Plan (of which such deficiency such Borrower has no knowledge)); (b) no Plan has experienced an accumulated funding deficiency under Section 412 of the IRC; (c) no Lien has been imposed upon any Borrower or any ERISA Affiliate of any Borrower under
Section 412(n) of the IRC; (d) no Plan has been amended in such a way that the security requirements of Section 401(a)(29) of the IRC apply; (e) no notice of intent to terminate a Plan has been distributed to affected parties or filed with the PBGC under Section 4041 of ERISA, nor has any Plan been terminated under Section 4041(e) of ERISA; (f) the PBGC has not instituted proceedings to terminate, or appoint a trustee to administer, a Plan and no event has occurred or condition exists which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan;
(g) neither any Borrower nor any ERISA Affiliate of any Borrower would be liable for any amount pursuant to Sections 4062, 4063 or 4064 of ERISA if all Plans terminated as of the most recent valuation dates of such Plans; (h) neither any Borrower nor any ERISA Affiliate of any Borrower maintains any employee welfare benefit plan, as defined in Section 3(1) of ERISA, which provides any benefits to an employee or the employee's dependents with respect to claims incurred after the employee separates from service other than is required by applicable law; (i) neither any Borrower nor any ERISA Affiliate of any Borrower has incurred any material liability for any excise tax arising under Section 4972 or 4980B of the IRC and no fact or event exists which would give rise to any such material liability; and (j) except as disclosed on Exhibit 8.1(P), neither any Borrower nor any ERISA Affiliate of any Borrower has incurred or expects to incur any withdrawal liability to any Multiemployer Plan.

                  (Q) Taxes. The federal tax identification numbers for each Borrower set forth on Exhibit 8.1(Q). Each Borrower has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees and other governmental, charges that are due and payable, except such taxes, if any, as are being actively contested in good faith and as to which adequate reserves in accordance with GAAP have been provided. The provision for taxes on the books of each Borrower is adequate in accordance with GAAP for all years not closed by applicable statutes, and for its current Fiscal Year.

                  (R) Labor Relations. Except as described on Exhibit 8.1(R) attached hereto and made a part hereof, no Borrower is a party to any collective bargaining agreement, and there are no grievances, disputes or controversies with any union or any other organization of any Borrower's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization in any case which could reasonably be expected to have a Material Adverse Effect.

                  (S) Compliance With Laws. Except as set forth on Exhibit 8.1(S), each Borrower has duly complied in all material respects with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations materially applicable to such Borrower, its Properties or the conduct of its business, including, without limitation, OSHA, the Securities Act of 1933, the Securities Exchange Act of 1934, the Fair Labor Standards Act, Environmental Laws, laws relating to income, unemployment, payroll or social security taxes and Plans under ERISA, the Flood Disaster Protection Act of 1973, the Consumer Credit Protection Act, the Federal Trade Commission Act, statutes creating and governing the Bureau of Alcohol, Tobacco and Firearms, and any and all similar state statutes or regulations addressing, or related to, the same subjects as or comparable to those covered by such enumerated federal statutes, and there have been no material citations, notices or orders of noncompliance issued to any Borrower under any such law, rule or regulation which have not been duly complied with in all material respects by such Borrower.

                  (T) Surety Obligations. Except as set forth on Exhibit 8.1(T), no Borrower is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

                  (U) No Defaults. No event has occurred and no condition exists which would, upon the execution and delivery of this Agreement or any Borrower's performance hereunder, constitute a Default or an Event of Default. No Borrower is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed. No Borrower is in default in any respect under any contract, agreement or instrument to which it is a party or by which it or any of its property is bound which default could reasonably be expected to have a Material Adverse Effect.

                  (V) Brokers. Except as set forth on Exhibit 8.1(V), there are no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

                  (W) Business Locations; Agent for Process. During the preceding five (5) year period, no Borrower has had no office, place of business or agent for service of process located in any state or county other than as shown on Exhibit 8.1(W).

                  (X) Trade Relations. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between any Borrower and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of the Borrowers taken as a whole, or with any material supplier, and there exists no present condition or state of facts or circumstances which would have a Material Adverse Effect on any Borrower or prevent any Borrower to any material extent from conducting their business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

                  (Y) Leases. Exhibit 8.1(Y)(i) attached hereto is a complete listing of all capitalized leases of each Borrower and Exhibit 8.1(Y)(ii) attached hereto is a complete listing of all operating leases of each Borrower.

                  (Z) Investment Company Act. No Borrower is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (AA) OSHA and Environment Compliance. There are no material outstanding unresolved citations, notices or orders of non-compliance issued to any Borrower relating to their respective business, assets, Property, leaseholds or Equipment under any Environmental Laws, rules or regulations. Each Borrower has been issued all material applicable federal, state and local licenses, certificates or permits relating to all applicable Environmental Laws.

                  (BB) Senior Indebtedness. Each Borrower's Obligations under this Agreement and the obligations of each Borrower under the Other Agreements are, and will continue to constitute, Senior Debt or Senior Indebtedness under the terms of any agreement or instrument evidencing Subordinated Debt.

                  (CC) Indebtedness. No Borrower has Indebtedness for Money Borrowed other than Indebtedness expressly permitted by the provisions contained in Section 9.2(C) hereof, after giving effect to the transactions contemplated by this Agreement, the Indenture, and the payments being made on the Closing Date.

                  (DD) True Copies of Charter and Other Documents. Each Borrower has furnished or caused to be furnished to Lender true and complete copies of
(a) all charter and other incorporation documents (together with any amendments thereto), with respect to each Borrower and (b) their respective by-laws (together with any amendments thereto).

                  (EE) Certain  Transactions.  Except as listed and described on
Exhibit 8.1(EE) hereto, none of the officers, directors, or employees of any Borrower, or any of Borrower's Subsidiaries is, as of the date hereof, a party to any transaction with Borrower, such Subsidiary or Affiliate (other than for services as employees, officers and directors), including, without limitation, any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal Property to or from, or otherwise requiring payments to or from any officer, director or such employee or any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (FF) No Borrower maintains, as of the Closing Date, any bank accounts except as set forth on Exhibit 8.1(FF).

         8.2. Reaffirmation. Each request for a Loan made by Borrowing Agent pursuant to this Agreement or any of the other Loan Documents shall constitute
(i) an automatic representation and warranty by Borrowers to Lender that there does not then exist any Default or Event of Default and (ii) a reaffirmation as of the date of said request of all of the representations and warranties in all material respects of Borrowers contained in this Agreement and the other Loan Documents.

         8.3. Survival of Representations and Warranties. Each Borrower covenants, warrants and represents to Lender that all representations and warranties of such Borrower contained in this Agreement or any of the other Loan Documents shall be true in all material respects at the time of such Borrower's execution of this Agreement and the other Loan Documents and shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto except for representations and warranties which, by their nature, speak of a particular date which shall be deemed to have been made as of such particular date. Any Borrower may, at any time and from time to time (and subject to subsection
9.2(M)), amend any one or more of the Schedules referred in this Section 8 or add a Schedule to this Section 8 and any representation or warranty contained herein which refers to any such Schedule shall from and after the date of any such amendment refer to such Schedule as so amended; provided, however, that in no event may any Borrower amend any such Schedule if the existence of the information contained in such amendment would reflect or evidence a Default or Event of Default.


SECTION 9. COVENANTS AND CONTINUING AGREEMENTS

         9.1. Affirmative Covenants. During the Term and thereafter for so long as there are any Obligations to Lender, each Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

                  (A) Taxes and Liens. Pay and discharge, all material taxes, assessments and governmental charges upon it, its income and Properties and upon the goods evidenced by any documents constituting Collateral as and when such taxes, assessments and charges are due and payable, except and to the extent only that such taxes, assessments and charges are being actively contested in good faith and by appropriate proceedings, the applicable Borrower maintains adequate reserves on its books therefor in accordance with GAAP and the nonpayment of such taxes, assessments and charges does not result in a Lien upon any material Properties of such Borrower other than a Permitted Lien. Each Borrower shall also pay and discharge any material lawful claims which, if unpaid, could reasonably be expected to become a Lien against any of such Borrower's material Properties except for Permitted Liens.

                  (B) Tax Returns. File all material federal, state and local tax returns and other reports each Borrower is required by law to file and maintain adequate reserves in accordance with GAAP for the payment of all taxes, assessments, governmental charges, and levies imposed upon it, its income, or its profits, or upon any Property belonging to it.

                  (C) Payment of Bank Charges. Pay to Lender, on demand, any and all fees, costs or expenses which Lender or any Participating Lender pays to a bank or other similar institution (including, without limitation, any fees paid by the Lender to any Participating Lender) arising out of or in connection with
(i) the forwarding to any Borrower or any other Person on behalf of any Borrower, or by Lender or any Participating Lender, proceeds of loans made by Lender to any Borrower pursuant to this Agreement and (ii) the depositing for collection by Lender or any Participating Lender of any check or item of payment received or delivered to Lender or any Participating Lender on account of the Obligations.

                  (D) Business and Existence. Except as permitted by Section 9.2(A), preserve and maintain its separate corporate existence and all material rights, privileges, and franchises in connection therewith, and maintain its qualification and good standing in all states in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect on any Borrower.

                  (E) Maintain Properties. Maintain its Properties in adequate condition, except for such Equipment which is not materially necessary to the operation of such Borrower's business, reasonable wear and tear excepted, and make all necessary renewals, repairs, replacements, additions and improvements thereto.

                  (F) Compliance with Laws. Comply in all material respects with all laws, ordinances, governmental rules and regulations to which it is subject, including, without limitation, all Environmental Laws, and obtain and keep in force any and all material licenses, permits, franchises, or other governmental authorizations from, give all such notices promptly to, register, enroll or file promptly all such agreements, instruments or documents required by applicable laws with, and promptly take all such other legally required action with respect to, any governmental or regulatory authority, agency or official, including, without limitation, any state or federal agency or subdivision that regulates environmental activities or is otherwise involved in monitoring or enforcing Environmental Laws as is required under any provision of any applicable law, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect on any Borrower.

                  (G) ERISA Compliance. (i) At all times make prompt payment of contributions required to meet the minimum funding standards set forth in ERISA to the extent applicable with respect to each Plan; (ii) promptly after the filing thereof, furnish to Lender copies of any annual report required to be filed pursuant to ERISA in connection with each Plan and its Affiliates; (iii) notify Lender as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any Plan which any Borrower believes might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States district court of a trustee to administer the Plan; and (iv) furnish to Lender, promptly upon Lender's request therefor, such additional information concerning any Plan as may be reasonably requested.

                  (H) ERISA Events. Furnish to Lender: (a) as soon as possible, but in no event later than thirty (30) days after any Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, a statement of the Chief Financial Officer of such Borrower setting forth the details concerning such Reportable Event and the action which such Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC, if a copy of such notice is available to such Borrower; (b) promptly after receipt thereof, a copy of any notice of any potential material liability, adverse determination letter, ruling or opinion any Borrower may receive from the PBGC or the Internal Revenue Service with respect to any Plan; (c) when the same is made available to participants in a Plan, all notices of a significant reduction in the rate of benefit accrual or plan termination to the participants by the administrator of such Plan; and (d) promptly after receipt thereof, any notice from any Multiemployer Plan to which any Borrower or any ERISA Affiliate of any Borrower contributes which quantifies any actual or potential withdrawal liability which will or may be imposed upon the withdrawal of Borrower or any ERISA Affiliate of any Borrower from such Multiemployer Plan.

                  (I) Business Records. Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions.

                  (J) Visits and Inspections. Permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours without undue disruption of the normal business operations of Borrower, to visit and inspect the Properties or Borrower, inspect and make extracts from its books and records, and discuss with its officers, its employees and the Accountants, each Borrower's business, assets, liabilities, financial condition, business prospects and results of operations.

                  (K) Financial Statements. Cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless the Accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

                           (i) as soon as practicable, but not later than ninety
                  (90) days after the close of each Fiscal Year of Borrowers, unqualified audited financial statements of Holdings on a Consolidated basis as of the end of such year including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current year to the end of the current year and the balance sheet as at the end of such year together with consolidating statements for each Borrower, setting forth in comparative form the corresponding figures for the preceding year, reported on without qualification as to the scope of the audit or as to the "going concern" status of each Borrower and its Subsidiaries by the Accountants;

                           (ii) as  soon as  practicable,  but  not  later  than
                  forty-five (45) days after the end of each month hereafter, unaudited interim Consolidated financial statements of Holdings as of the end of such month and of the portion of Holdings Fiscal Year then elapsed, on a Consolidated basis, an unaudited balance sheet of Holdings and unaudited statements of income and stockholders' equity and cash flow of Holdings reflecting results of operations from the beginning of the year to the end of such month and for such month, setting forth in comparative form the corresponding figures for the comparable period in the preceding year together with consolidated statements for each Borrower, certified by the chief financial officer of Holdings as prepared in accordance with GAAP and fairly presenting in all material respects the Consolidated financial position and results of operations of Holdings and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                           (iii) promptly  after the sending or filing  thereof,
                  as the case may be, copies of any proxy statements, financial statements or reports which any Borrower has made available to its shareholders, the Trustee under the Indenture or the holders of the Senior

                  Guaranteed Notes and copies of any regular, periodic and special reports or registration statements which any Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange; and

                           (iv) promptly  after receipt  thereof,  copies of all
                  management letters and other material reports delivered by the Accountants in connection with any annual or interim audit of any Borrower;

                           (v) at delivery of each annual financial statement, a
                  computation in reasonable detail showing compliance by each Borrower with the covenants set forth in Sections 9.2(L) hereof, certified by the chief financial officer of each Borrower;

                           (vi) as soon as available,  and in any event no later
                  than forty-five (45) days after the end of each Fiscal Year, deliver to Lender Consolidated Projections of Holdings for the immediately succeeding Fiscal Year, on a month-by-month basis; and

                           (vii) such other data and information  (financial and
                  otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral, Borrower's financial condition or results of operations, including, without limitation, consolidating financial statements for Holdings, Borrowers and their Subsidiaries, federal income tax returns of Holdings, Borrowers and their Subsidiaries, accounts payable ledgers, and bank statements.

         Concurrently with the delivery of the financial statements described in clause (i) of this Section 9.1(K), Borrowing Agent shall forward to Lender a copy of the Accountants' letter to Holdings' management that is prepared in connection with such financial statements. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this Section 9.1(K), each Borrower shall cause to be prepared and furnished to Lender a certificate, in the form of the Compliance Certificate referenced in Section 9.1(O) hereof, from the chief financial officer of each Borrower certifying to Lender that, to the best of his knowledge, Borrowers have kept, observed, performed and fulfilled each and every covenant, obligation and agreement binding upon each Borrower in this Agreement and the Other Agreements and that no Default or Event of Default has occurred during the most recently concluded fiscal year, or, if such Default or Event of Default has occurred, specifying the nature thereof. Notwithstanding the foregoing, if any Borrower has sent to Lender the financial statements described in subsections (i) and (ii) of this Section 9.1(K) on or prior to the date such Borrower is required to deliver the same to Lender, but Lender has not received such financial statements by such date, then such Borrower shall have an additional five (5) days to deliver such financial statements following notice by Lender of its failure to receive the same which notice may be given as provided in Section 12.1 hereof or by telephone.

                  (L) Notices to Lender. Notify Lender in writing: (i) promptly after learning thereof, of the commencement of any material litigation affecting any Borrower or any of its Properties, whether or not the claim is considered by such Borrower to be covered by insurance, and of the institution of any administrative proceeding which could reasonably be expected to have a Material Adverse Effect on such Borrower and its Subsidiaries, and their properties or Lender's Lien upon any of the Collateral; (ii) at least thirty (30) days prior thereto, of such Borrower's opening of any new material office or place of business or any Borrower's closing of any material existing office or place of business; (iii) promptly after any Borrower's learning thereof, of any labor dispute to which such Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which it is a party or by which it is bound if any such event could reasonably be expected to have a Material Adverse Effect on such Borrower; (iv) promptly after any Borrower's learning thereof, of any material default by Borrower under any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Indebtedness for Money Borrowed of Borrower or any of its Subsidiaries exceeding $500,000; (v) promptly after any Borrower's learning thereof, of any Default or Event of Default; (vi) promptly after any Borrower's learning thereof, of any default by any obligor under any note or other evidence of Indebtedness for Money Borrowed payable to Borrower in an amount exceeding $500,000; (vii) promptly after the rendition thereof, of any judgment rendered against any Borrower in an amount in excess of $500,000;
(viii) at least ten (10) days prior thereto, of any Borrower's opening of any Dominion Account not identified in Exhibit 8.1(AF) and (ix) at least ten (10) days prior thereto, of any Borrower's opening of any bank account (other than a Dominion Account) not identified in Exhibit 8.1(AF).

                  (M) Landlord Agreements. Provide Lender with copies of all agreements between any Borrower and any landlord which owns any premises at which any books or records relating to Accounts may, from time to time, be kept.

                  (N) Subordinations. Provide Lender with debt subordination agreements, in form and substance satisfactory to Lender, from any Person who is an officer, director or Affiliate of any Borrower to whom such Borrower is or hereafter becomes indebted for Money Borrowed, subordinating in right of payment and claim all of such Indebtedness and any future advances thereon to the full and final payment and performance of the Obligations.

                  (O) Compliance Certificate. Within ninety (90) days after the end of each Fiscal Year, or more frequently if requested by Lender, cause the chief financial officer of each Borrower to prepare and deliver to Lender a Compliance Certificate in the form of Exhibit 9.1(O) attached hereto, with appropriate insertions.

                  (P) Environmental Matters.

                                    (i) Each  Borrower will ensure that the Real
                  Property remains in compliance with all Environmental Laws and it will not place or permit to be placed any Hazardous Substances on any Real Property except as not prohibited by applicable Law; except for such non-compliance which would not have a Material Adverse Effect.

                                    (ii)  Each  Borrower   will   establish  and
                  maintain a system to assure and monitor continued compliance by it in all material respects with all applicable Environmental Laws which system shall include periodic reviews of such compliance and shall be appropriate to the nature of such Borrower's and any of its subsidiaries business.

                                    (iii)  Each  Borrower  will  use  reasonable
                  efforts to (a) employ in connection with use of the Real Property appropriate technology necessary to maintain compliance in all material respects with any applicable Environmental Laws and (b) dispose of any and all Hazardous Waste generated at the Real Property only at facilities and with carriers that maintain valid permits under RCRA and any other applicable Environmental Laws. To the extent required by applicable Environmental Laws, the applicable Borrower shall obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators in connection with the transport or disposal of any Hazardous Waste generated at the Real Property.

                                    (iv)  In the  event  any  Borrower  obtains,
                  gives or receives written notice of any Release or threat of Release of a reportable quantity of any Hazardous Substances at the Real Property (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any written notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting the Real Property or Borrower's interest therein (any of the foregoing is referred to herein as an "Environmental Complaint") from any Person or entity, including any state agency responsible in whole or in part for environmental matters in the state in which the Real Property is located or the United States Environmental Protection Agency (any such person or entity hereinafter the "Authority"), which Hazardous Discharge or Environmental Complaint could reasonably be expected to (a) have a Material Adverse Effect, or (b) result in the imposition of a Lien in excess of $200,000, then such Borrower shall, within five (5) Business Days, give written notice of same to Lender setting forth facts and circumstances giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Lender to protect its security interest in the Real Property and is not intended to create nor shall it create any obligation upon Lender with respect thereto.

                                    (v) Each Borrower shall promptly  forward to
                  Lender copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned, operated or used by such Borrower to dispose of Hazardous Substances which notice, potential liability or potential responsibility could reasonably be expected to (a) have a Material Adverse Effect, or (b) result in the imposition of a Lien in excess of
                  $200,000 and shall continue to forward copies of correspondence between such Borrower and the Authority regarding such claims to Lender until the claim is settled. Each Borrower shall promptly forward to Lender copies of all documents and reports concerning a Hazardous Discharge at the Real Property (which Hazardous Discharge could reasonably be expected to have a Material Adverse Effect), that such Borrower is required to file under any Environmental Laws. Such information is to be provided solely to allow Lender to protect Lender's security interest in the Real Property and the Collateral.

                                    (vi) Each Borrower shall respond promptly to
                  any Hazardous Discharge or Environmental Complaint and take all action required under Environmental Laws in order to safeguard the health of any Person and to avoid subjecting the Collateral or Real Property to any Lien. If any Borrower shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or any Borrower shall fail to comply with any of the requirements of any Environmental Laws which failure would in Lender's reasonable judgment after due inquiry could reasonably be expected to (a) have a Material Adverse Effect or (b) result in the imposition of a Lien in excess of $200,000 Lender may, but without the obligation to do so, for the sole purpose of protecting Lender's interest in Collateral and on five (5) Business Days prior written notice to such Borrower (except in instances when Lender reasonably determines after due inquiry that an emergency situation exists in which event only one (1) day's notice which may be telephonic) shall be required: (A) give such notices (if such Borrower has failed to do so) or (B) enter onto the Real Property (or authorize third parties to enter onto the Real Property) and take such actions as Lender (or such third parties as directed by Lender) deem reasonably necessary or advisable after due inquiry, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint if such Borrower has failed to take each of the foregoing actions prior to the expiration of the five (5) day or one (1) day notice period, whichever is applicable. All reasonable costs and expenses incurred by Lender (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Loans constituting Base Rate Loans shall be paid upon demand by Borrowers, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any other agreement between Lender and Borrowers.

                                    (vii)  Promptly upon the written  request of
                  Lender,   which   request  shall  be  made  only  when  Lender
                  reasonably believes after due inquiry that a Hazardous Discharge which can reasonably be expected to have a Material Adverse Effect has occurred, each Borrower shall provide Lender, at the Borrowers' expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable to Lender to assess with a reasonable degree of certainty the existence of such Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of Hazardous Substances found on, under, at or within the Real Property. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to Lender.

                                    (viii)  Each   Borrower   shall  defend  and
                  indemnify Lender and hold Lender, and its respective employees, agents, directors and officers harmless from and against all loss, liability, damage, claims, fines, penalties, and reasonable costs and expenses, including reasonable attorney's fees, suffered or incurred by Lender under or on account of the application of any Environmental Laws to any Borrower or any of its Property, including, without limitation, the assertion of any lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances affecting the Real Property, whether or not the same originates or emerges from the Real Property or any contiguous real estate (except to the extent such loss, liability, damage and expense, claims, costs, fines and penalties are caused by the gross negligence, (but not mere negligence) or willful misconduct of Lender, its employees, agents, directors or officers), including any material loss of value of the Real Property as a result of the foregoing. Borrowers' obligations under this Section 9.1(Q) shall arise upon the discovery of the presence of any Hazardous Substances at the Real Property in violation of any Environmental Laws, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Borrowers' indemnifications hereunder shall survive the termination of this Agreement.

                                    (ix) For purposes of this Section 9.1(Q) all
                  references to Real Property shall be deemed to include all of each Borrower's right, title and interest in and to leased premises.

                  (Q) Further Assurances. At Lender's request, promptly execute or cause to be executed and deliver to Lender any and all documents, instruments and agreements reasonably deemed necessary by Lender to give effect to or carry out the terms or intent of this Agreement or any of the Other Agreements. Without limiting the generality of the foregoing, if any of the Accounts arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, the applicable Borrower shall promptly notify Lender thereof in writing and execute, or cause its applicable Subsidiary to execute, any instruments and take any other action reasonably required or requested by Lender to comply with the provisions of the Federal Assignment of Claims Act.

                  (R) Conduct of Business. Continue to engage, and cause each of its Subsidiaries to continue to engage, primarily in the businesses engaged in by it on the day prior to the Closing Date and such other businesses as shall be reasonably related thereto.

                  (S) Notice of Amendments to Certain Documents. If (and on each occasion that): (a) any Borrower's Certificate of Incorporation or any of the charter or other incorporation documents of any Borrower shall at any time be modified or amended in any material respect or if any new filings of such documents shall at any time take place; or (b) any Borrowers' by-laws shall at any time be modified or amended in any material respect; then such Borrower will, not later than ten (10) Business Days prior to the date on which any such modification, amendment, supplement, new agreement or new filing shall first become effective, furnish to the Lender a true and complete copy of such modification, amendment, supplement or new filing.

                  (T) Payment of Indebtedness for Money Borrowed. Pay all of its Indebtedness for Money Borrowed (whether existing on the date hereof or arising at any time thereafter) punctually when and as the same shall become due and payable by it unless prohibited from doing so pursuant to the terms hereof or the terms of any agreement related to Subordinated Debt.

                  (U) Performance of Certain Obligations. Duly and properly perform, observe and comply in all respects with all of its agreements, covenants and obligations under each of the Other Agreements to which such Borrower is or becomes a party or by which such Borrower is bound.

         9.2. Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, each Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

                  (A) Mergers; Consolidations; Acquisitions. Merge or consolidate with any Person, nor acquire all or any substantial part of the Properties of any Person, except (i) a consolidation or merger solely involving a Borrower and one or more of its wholly owned Subsidiaries or (ii) if, after giving effect to any consolidation, merger, or acquisition ("Acquisition"), (1) a Borrower is the surviving entity of any such merger or consolidation or (2) such Borrower has acquired not less than sixty-six and two-thirds percent (66 2/3%) of the issued and outstanding capital stock of such Person and such Person becomes a Guarantor or a Borrower hereunder and (3) (a) Borrower is Solvent, (b) no Default or Event of Default has occurred which is then continuing or could reasonably be anticipated to result therefrom, (c) the Acquisition is of a Person or assets in the same business as such Borrower or another business reasonably related thereto, (d) Lender has been given no less than thirty (30) days prior written notice of any such Acquisition and shall be provided with all information which it may reasonably request in connection with such Acquisition,
(e) such Borrower shall have delivered to Lender no later thirty (30) days prior to closing of the Acquisition a pro forma balance sheet and cash flow projections (which shall be based on reasonable assumptions) giving effect to the Acquisition and with respect to such cash flow projections, cover the next succeeding twelve month period which shall reflect the continuing compliance with all financial covenants over such period, (f) after giving effect to the Acquisition, no more than $10,000,000 of Loans and Letters of Credit shall have been used in connection with the financing of the payment of the purchase price of such Acquisition and all other Acquisitions, (g) the cash portion of the total consideration paid to the sellers in connection with all such Acquisitions which has been financed through the incurrence of indebtedness shall not exceed the product of (I) five (5) multiplied by (II) an amount equal to (x) the aggregate amount of Pro Forma EBITDA for the acquired businesses or entities in all such Acquisitions, calculated for each acquired business or entity as at the time of the Acquisition thereof based upon the then most recently available twelve months' financial statements for such business or entity, (h) after giving effect to any such Acquisition, Aggregate Adjusted Availability shall not be less than an amount equal to $5,000,000, (i) the terms and conditions of all third party financing related to such Acquisitions must be satisfactory to Lender in its reasonable discretion and (j) Lender shall have received, prior to or simultaneously with the closing of each such Acquisition, an opinion of counsel reasonably satisfactory to Lender in all respects covering such Borrower's due incorporation, valid existence, good standing and power and authority to enter into the documents contemplated by the Acquisition (the "Acquisition Documents"), the due authorization, execution, delivery and enforceability of the Acquisition Documents, and such other matters as shall be covered in any opinion rendered in favor of such Borrower in connection which such Acquisition ("Permitted Acquisition").

                  (B) Loans. Make any loans or other advances of money (other than for salary, bonuses, stock options, relocation, travel and entertainment advances, advances against commissions and other similar advances in the ordinary course of business) to any Person, including, without limitation, any of Borrower's Affiliates, officers or employees, except that Borrowers may make loans or other advances to (i) its employees, suppliers and customers in an amount not to exceed One Million Dollars ($1,000,000) in the aggregate at any one time outstanding and (ii) the other Borrowers, their Subsidiaries and CFP.

                  (C) Indebtedness For Money Borrowed. Create, incur, assume, or suffer to exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any Indebtedness for Money Borrowed, except: (i) Obligations owing to Lender; (ii) Indebtedness of any of its Subsidiaries to Borrower; (iii) Indebtedness evidenced by the Senior Guaranteed Notes (which such Indebtedness may be paid only in accordance with the terms of the Indenture as originally executed or modified with the prior written consent of Lender but may not be voluntarily prepaid; in whole or in part except as permitted pursuant to Section 9.2(I); (iv) Permitted Purchase Money Indebtedness; (v) liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business; (vi) Indebtedness issued in connection with a Permitted Refinancing; (vii) Indebtedness set forth on Exhibit 9.2(C); (viii) Indebtedness in connection with sale and leaseback transactions otherwise permitted under Section 9.2(L); (ix) Indebtedness arising from the issuance of Subordinated Repurchase Notes up to an aggregate principal amount of $3,000,000; and (x) other Indebtedness for Money Borrowed in the aggregate not to exceed the sum of Five Million Dollars ($5,000,000) at any one time outstanding.

                  (D) Affiliate Transactions. Enter into, or be a party to any transaction with any Affiliate or stockholder, except in the ordinary course of or pursuant to the reasonable requirements of, any Borrower's business and upon fair and reasonable terms which are fully disclosed to Lender and which are no less favorable to such Borrower than such Borrower would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of such Borrower. The foregoing provision shall not restrict (i) any employment agreement entered into by any Borrower in the ordinary course of business and consistent with the past practices of such Borrower, (ii) transactions between or among any of the Borrowers and the Borrowers' Subsidiaries, (iii) payments and transactions pursuant to the Management Agreement as in effect on the Closing Date and (iv) transactions permitted by Section 9.2(J) hereof.

                  (E) Partnerships or Joint Ventures. Become or agree to become a general or limited partner in any general or limited partnership or a joint venture in any joint venture which would require an aggregate investment by any Borrower of greater than $1,000,000 if funded with Loans and $5,000,000 if funded from other sources provided that such Borrower provides Lender with prior written notice of any such investment and such investment is made at a time when no Event of Default exists.

                  (F) Adverse Transactions. (i) Enter into any transaction the performance of which would result in a material violation of this Agreement or any Other Document, (ii) enter into any transaction, which would, at the time such transaction is entered into, reasonably be anticipated to have a Material Adverse Effect, or (iii) permit or agree to any material extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, other than any of the foregoing in the ordinary course of business, all of which shall be reflected in the Schedules of Accounts submitted to Lender pursuant to Section
5.2 of this Agreement.

                  (G) Guaranties. Guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable with respect to the Indebtedness of any Person except (i) for endorsement of instruments or items of payment for deposit or collection, (ii) one or more guarantees for the benefit of any Borrower with respect to the Obligations and the Senior Guaranteed Notes, (iii) guarantees by Borrower or any of its Subsidiaries in lieu of any loans permitted by the provisions of Section 9.2(B); (iv) guarantees existing on the date hereof; (v) Borrowers and their Subsidiaries may become and remain liable with respect to guarantees in respect of obligations to pay purchase price, customary indemnification and purchase price adjustment obligations incurred pursuant to any Permitted Acquisitions or in connection with sales of assets; (vi) Borrowers and their Subsidiaries may become and remain liable under guarantees in the ordinary course of business to or of the obligations of suppliers, customers, franchisees and licensees of Borrowers and their Subsidiaries; (vii) Borrowers and their Subsidiaries may become and remain liable with respect to other guarantees that are expressly subordinated by their terms to the Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Borrowers and their Subsidiaries in respect of all such guarantees shall at no time exceed $2,000,000.

                  (H) Limitation on Liens. Create or suffer to exist any Lien upon any of its property, income or profits whether now owned or hereafter acquired except: (i) Liens at any time granted in favor of Lender; (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due or being contested as permitted by Section 9.1(A) hereof, but only if in Lender's commercially reasonable judgment such Lien does not materially affect adversely Lender's rights or the priority of Lender's Lien in the Collateral; (iii) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies or rentals incurred in the ordinary course of any Borrower's business, but only if the payment thereof is not at the time required and only if such Liens are junior to the Liens in favor of Lender; (iv) Liens resulting from deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance, social security and other like Laws; (v) attachment, judgment and other similar non-tax Liens arising in connection with court proceedings, but only if and for so long as the execution or other enforcement of such Liens is and continues to be effectively stayed and bonded on appeal in a manner satisfactory to Lender for the full amount thereof the validity and amount of the claims secured thereby are being contested in good faith and by appropriate lawful proceedings, and such Liens do not, in the aggregate, materially detract from the value of the Property of such Borrower or materially impair the use thereof in the operation of such Borrower's business;
(vi) Purchase Money Liens securing Permitted Purchase Money Indebtedness; (vii) reservations, exceptions, easements, rights of way, and other similar encumbrances affecting Real Property, provided that, in Lender's commercially reasonable judgment, they do not in the aggregate materially detract from the value of said Properties or materially interfere with their use in the ordinary conduct of such Borrower's business; (viii) Liens securing Indebtedness of a Subsidiary of any Borrower to any Borrower; (ix) such other Liens as appear on
Exhibit 9.2(H) attached hereto; and (x) such other Liens as Lender may hereafter approve in writing.

                  (I) Subordinated Debt. Make, or take any action to authorize or effect, any payment of principal, interest, fees or charges on or in respect of any payment of any part or all of any Subordinated Debt in violation of the subordination provisions relating to such Subordinated Debt or voluntarily prepay any Subordinated Debt; or otherwise repurchase, redeem or retire any instrument evidencing any such Subordinated Debt prior to maturity; or enter into any agreement (oral or written)


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

to amend, modify, alter (in any manner materially adverse to Lender) or terminate any one or more instruments or agreements evidencing or relating to any Subordinated Debt, except that any Borrower may prepay, repurchase, redeem or retire any Subordinated Debt prior to maturity out of the proceeds of the issuance of capital stock, any other equity contribution permitted by this Agreement or the issuance of Indebtedness in a Permitted Refinancing of the Subordinated Debt so prepaid, repurchased, redeemed or retired.

                  (J) Distributions. Declare or make any (i) Distributions required to allow repurchase of equity held by management pursuant to the Stockholders Agreement not to exceed (x) in any Fiscal Year an amount equal to the Cash Flow for the immediately preceding Fiscal Year so long as after giving effect to such Distribution, Borrowers shall have not less than $5,000,000 of Aggregate Adjusted Availability (including payments on Subordinated Debt issued to such investors in lieu of cash) or (y) in any twelve (12) month period an amount not to exceed $500,000 so long as after giving effect to such Distribution Borrowers shall have not less than $7,500,000 of Aggregate Adjusted Availability (including payments on Subordinated Debt issued to such investors in lieu of cash), (ii) Distributions to CFP and Holdings required to pay their franchise taxes and other fees and expenses related to maintenance of their respective corporate existences, (iii) Distributions to make interest payments to the holders of the Senior Guaranteed notes, (iv) Distributions to First Atlantic Capital, Ltd. pursuant to the terms of the Management Agreement, (v) Distributions to First Atlantic Capital, Ltd. for investment banking advisory fees for each Permitted Acquisition and/or any other financing transaction in an amount not to exceed, with respect to each Permitted Acquisition 2% of the transaction value and, with respect to each other financing transaction, 2% of the gross proceeds of such transaction (as determined in good faith by senior management of the Borrowers) and (vi) Distributions by Quality and Custom to Holdings.

                  (K) Subsidiaries. Hereafter create any Subsidiary of any Borrower without giving Lender advance notice of the name of such Subsidiary and the nature of its intended business and such Subsidiary has become a Guarantor or divest itself of any material assets by transferring them to any other Subsidiary of Borrower which has not become a Guarantor and to whose existence Lender has not consented; provided, however, that (i) subject to Section 9.2(A), any Borrower may create a Subsidiary for purposes of effecting the acquisition of another corporation through a merger, a stock purchase transaction or an asset purchase transaction and may transfer to such Subsidiary cash or other property for purposes of paying the purchase price in such acquisition as well as related fees and expenses, (ii) subject to Section 9.2(A), any Borrower may acquire another corporation that becomes a Subsidiary pursuant to a stock purchase transaction or a merger and (iii) any Borrower may create a Subsidiary and transfer property to such Subsidiary to the extent permitted by Section 9.2(E).

                  (L) Capital Expenditures. Make Capital Expenditures (including, without limitation, by way of capitalized leases) in the aggregate, as to all Borrowers, in excess of the sum Seven Million Dollars ($7,000,000) ("Annual Amounts") for any Fiscal Year, provided, however, the unused portion of any Annual Amount in any Fiscal Year not to exceed Five Million Dollars ($5,000,000) may be used by Borrowers in the immediately succeeding Fiscal Year in addition to the Annual Amount for such succeeding year.

                  (M) Business Locations. Transfer their respective principal place of business or chief executive office, or open new locations or transfer existing locations, or maintain warehouses or records with respect to Accounts, to or at any locations other than those at which the same are presently kept or maintained, except upon at least thirty
(30) days prior written notice to Lender and after the delivery to Lender of financing statements, if required by Lender, in form satisfactory to Lender to perfect or continue the perfection of Lender's Lien and security interest hereunder.

                  (N) Change of Business. Enter into any new business unrelated to the business conducted as of the Closing Date or make any material change in any Borrowers business objectives, purposes and operations.

                  (O) Disposition of Assets. Sell, lease or otherwise dispose of or transfer any of its respective Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of inventory in the ordinary course of business, (ii) a transfer of Property to a Borrower by a Subsidiary of such Borrower or another Borrower or Guarantor, (iii) if an Event of Default shall not have occurred and be continuing, dispositions of tangible fixed assets ("Disposed Asset") to the extent such fixed assets are replaced with fixed assets of similar kind, function and value, provided the replacement asset shall be ordered or construction commenced no later than one hundred eighty (180) days following any disposition of the asset to be replaced, the replacement asset (which shall constitute Collateral provided that the Disposed Asset constituted Collateral) shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens and Borrowers shall give Lender at least five (5) days prior written notice of such disposition, (iv) if any Event of Default shall not have occurred and be continuing, dispositions of tangible fixed assets which, in the aggregate during any consecutive twelve month period, have a fair market value or book value, whichever is less, of $500,000, provided that the Net Proceeds thereof are applied as provided in Section 2.2(C), and (v) any sale and leaseback transaction where the lease is an operating lease, and any sale and leaseback transaction otherwise permitted by Section 9.2(L).

                  (P) Name of Borrower. Use any corporate name (other than its own) or any fictitious name, tradestyle or "d/b/a" other than the names disclosed on Exhibit 9.2(P) attached hereto except after at least thirty (30) days prior written notice has been provided to Lender and Lender has been provided with a tradestyle letter relating thereto in form and substance reasonably satisfactory to Lender.

                  (Q) Use of Lender's Name. Without the prior written consent of Lender, use the name of Lender or the name of any Affiliates of Lender in connection with any Borrower's business or activities, except (i) as required by law, (ii) in connection with the enforcement of its rights under this Agreement,
(iii) in connection with internal business matters, (iv) as required in dealings with governmental agencies and financial institutions, (v) in filings with governmental agencies under the federal and state securities laws, (vi) in its financial statements, and (vii) in other statements to the extent that such statements include information previously known to the Persons to which such statements are addressed or generally known to the public and to trade creditors of Borrowers solely for credit reference purposes.

                  (R) Margin Securities. Own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Lender shall have received an opinion of counsel


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

satisfactory to Lender to the effect that such purchase or acquisition will not cause this Agreement to violate Regulations G or U or any other regulation of the Federal Reserve Board then in effect.

                  (S)  Restricted  Investment.  Except as otherwise  provided in
Section 9.2(E) hereof, make or have, or permit any of its Subsidiaries to make or have, any Restricted Investment.

                  (T) Fiscal Year. Change its Fiscal Year from a Fiscal Year ending on the last Saturday of each March of each year.

                  (U) Stock of Subsidiary, Etc. Sell or otherwise dispose of any shares of capital stock of any of its Subsidiaries, except in connection with a transaction permitted under Section 9.2(A).

                  (V) Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than its Subsidiaries.

                  (W) ERISA. Adopt or agree to contribute to any Plan which is subject to Title IV of ERISA except for any Plan set forth on Exhibit 9.2(W) provided that Lender has been provided with satisfactory evidence indicating that Borrower does not have any material withdrawal liability in excess of $500,000 with respect to such Plan.

                  (X) Other Agreements. Enter into any material amendment, waiver or modification of any material agreements or its respective Certificate of Incorporation, By-Laws or shareholders agreements the result of which would have a Material Adverse Effect on any Borrower.


SECTION 10. CONDITIONS PRECEDENT

         Notwithstanding any other provision of this Agreement or any of the Other Agreements, and without affecting in any manner the rights of Lender under the other Sections of this Agreement, it is understood and agreed that Lender will not make the initial Loans or cause the issuance of the initial Letters of Credit under Section 2 of this Agreement unless and until each of the following conditions has been, and at the time of such initial extension of credit continues to be, satisfied, all in form and substance reasonably satisfactory to Lender and its counsel:

         10.1.   Documentation.   Lender  shall  have   received  the  following
documents, each to be in form and substance reasonably satisfactory to Lender and its counsel:

                  (A) Certified copies of each Borrower's casualty insurance policies, together with loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as loss payee, and certified copies of each Borrower's liability insurance policies, together with endorsements naming Lender as a co-insured;

                  (B) Copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing under the Uniform Commercial Code in applicable jurisdictions necessary to perfect the Liens of Lender in the Collateral, and the Liens of Lender in the collateral granted to Lender pursuant to each Subsidiary Security Agreement which Liens are subject to the

Uniform Commercial Code, and evidence in a form acceptable to Lender that such Liens constitute valid and perfected security interests and Liens, having the Lien priority specified in Section 4.2(B) hereof;

                  (C) A copy of the Certificate of Incorporation of each Borrower and each Guarantor, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation and a true and accurate copy of the By-Laws of each Borrower and each Guarantor in effect as of the Closing Date, certified by such corporation's secretary;

                  (D) Good standing certificates for each Borrower and each Guarantor, issued by the Secretary of State or other appropriate official of each Borrower's or such Guarantor's jurisdiction of incorporation and each jurisdiction where such Borrower or such Guarantor is qualified as a foreign corporation;

                  (E) A closing certificate signed by the President and Chief Financial Officer of each Borrower and each Guarantor dated as of the Closing Date, stating that (i) the representations and warranties set forth in Section 8 hereof are true and correct in all material respects on and as of such date,
(ii) each Borrower is on such date in compliance in all material respects with all the terms and provisions set forth in this Agreement and (iii) on such date no Default or Event of Default has occurred or is continuing;

                  (F) Landlord waivers or access agreements duly executed, accepted and acknowledged by or on behalf of each of the landlords with respect to locations where a material amount of Collateral is located;

                  (G) The Other Agreements duly executed and delivered by each required signatory thereto;

                  (H) the favorable written opinion of (i) O'Sullivan Graev & Karabell, counsel to Borrowers, substantially in the form of Exhibit 10.1(I)(i),
(ii) Falk & Sharp and (iii) McCausland, Keen & Buckman.

                  (I) Written instructions from Borrowing Agent on behalf of Borrowers directing the application of proceeds of any Loan to be made pursuant to this Agreement on the Closing Date, and an initial Borrowing Base Certificate from Borrowers reflecting that Borrowers have Eligible Accounts and Inventory in amounts sufficient in value and amount to support Revolving Credit Loans in the amount requested by Borrowers on the date of such certificate;

                  (J) Duly executed agreements from each Borrower establishing the Dominion Account for the collection or servicing of the Accounts;

                  (K) Copies of any and all domestic and foreign governmental consents, authorizations, orders or approvals necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Agreements and such consents and waivers of third parties that have claims against the Collateral, as Lender and its counsel shall reasonably deem necessary;


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

                  (L) Copies of the resolutions in form and substance reasonably satisfactory to it, of the Board of Directors of each Borrower authorizing the execution, delivery and performance of this Agreement, the Loans, Notes, and the Other Agreements on behalf of each Borrower which is a party thereto;

                  (M)  Evidence  reasonably  satisfactory  to Lender that (i) no litigation, investigation or proceeding before or by any arbitrator or governmental authority shall be continuing or threatened against any Guarantor or any Borrower or against the officers or directors of any Guarantor or any Borrower (A) in connection with the Loan Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Lender, is deemed material or (B) which could reasonably be expected to have a Material Adverse Effect on any Borrower; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Borrower or the conduct of its business or inconsistent with the due consummation of the transactions contemplated hereby shall have been issued by any governmental authority;

                  (N) Any Borrower shall have discharged, or simultaneously with (or from the proceeds of) the initial Revolving Credit Loan and Term Loan shall discharge, all of its obligations under its existing financing arrangements with Prior Lender, including, without limitation, costs, fees and expenses in connection therewith; and

                  (O) Such other documents, instruments and agreements as Lender may reasonably request.

         10.2. Other Conditions. The following conditions have been, and at the time of the initial extension of credit hereunder shall continue to be, satisfied, in the sole discretion of Lender:

                  (A) No Default or Event of Default shall exist;

                  (B) Each of the conditions precedent set forth in the Other Agreements shall have been satisfied;

                  (C) Since December 31, 1997 there shall not have occurred any material adverse change in the business, financial condition or results of operations of any Guarantor or any Borrower, or the existence or value of any material Collateral, or any event, condition or state of facts which would reasonably be expected to have a Material Adverse Effect on any Borrower or any Guarantor;

                  (D) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of Borrowers' prior credit facility, this Agreement, the Other Agreements, or the consummation of the transactions contemplated hereby or which would be reasonably likely to result in a Material Adverse Effect on any Borrower or any Guarantor;

                  (E) Lender shall have received such certificates and documents reflecting the Solvency of each Borrower and each Guarantor, as Lender shall find acceptable, including, without


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

limitation, Consolidated pro-forma balance sheets, forecasted financial statements consisting of balance sheets, income statements and cash flow statements for Holdings on a Consolidated basis covering at least the three-year period commencing on the Closing Date, prepared by Holdings and a fair valuation balance sheet for Holdings on a Consolidated basis showing that each Borrower and Guarantor is Solvent;

                  (F) All instruments and documents required hereby or relating to each Borrower's capacity and authority to execute the Other Agreements and such other agreements, instruments, certificates, opinions and assurances as Lender may reasonably request, and all procedures in connection herewith would be subject to Lender's approval and the approval of Lender's counsel as to form and substance.

                  (G) Each of the representations and warranties made by each Borrower in or pursuant to this Agreement and any of the Other Agreements and each of the representations and warranties contained in any certificate, document or financial or other statement furnished any time under or in connection with this Agreement or any Other Agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                  (H) Receipt by Lender of fully paid mortgagee title insurance policies (or binding commitments to issue title insurance policies, marked to Lender's satisfaction to evidence the form of such policies to be delivered after the Closing Date), in standard ALTA form, issued by Chicago Title
Insurance Company or another title insurance company satisfactory to Lender, containing such endorsements as shall be required by Lender in an amount equal to not less than $4,000,000 insuring the Mortgages to create a valid first priority and fourth priority Lien on all Real Property located at 5501 Tabor Road, Philadelphia, Pennsylvania and valid Liens on the leasehold interest described therein with no exceptions which Lender shall not have approved in writing and no survey exceptions.

                  (I) Aggregate Adjusted Availability on the Closing Date shall exceed Eight Million Dollars ($8,000,000), calculated after (1) giving effect to payment of all Indebtedness of Borrower to Prior Lender, and (2) payment of all out-of-pocket fees and costs incurred in connection with the Closing.

         10.3. Conditions to Each Loan. The agreement of Lender to make any Loan requested to be made on any date (including, without limitation, the initial Loans), is subject to the satisfaction of the following conditions precedent as of the date such Loan is made:

                  (A) Representations and Warranties. Each of the representations and warranties made by each Borrower in or pursuant to this Agreement and by each Borrower in any of the Other Agreements to which it is a party, and each of the representations and warranties of each Borrower contained in any certificate, or other written statement furnished at any time pursuant to this Agreement or any of the Other Agreements shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties which, by their nature, speak of a particular date which shall be true and correct in all material respects as of such particular date; and

                  (B) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Loans requested to be made, on such date; provided, however that Lender, in its sole discretion, may continue to make Loans notwithstanding the existence of an Event of Default or Default and that any Loans so made shall not be deemed a waiver of any such Event of Default or Default.


SECTION 11. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

         11.1. Events of Default. The occurrence of any one or more of the following events shall constitute, after giving effect to any applicable notice or grace period set forth below, an "Event of Default":

                  (A) Payment of Loans. Any failure to pay any installment of principal, interest or premium, if any, owing on any Loan on the due date thereof (whether due at stated maturity, upon acceleration or otherwise).

                  (B) Payment of Obligations. Any failure to pay any of the Obligations that are not evidenced by a Note on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

                  (C) Misrepresentations. Any representation or warranty made by any Borrower in this Agreement or by any Borrower or any Guarantor in any of the Other Agreements to which it is a party, or any representation or warranty of any Borrower or any Guarantor contained in any certificate or other written statement furnished at any time pursuant to this Agreement or any of the Other Agreements proves to have been false or misleading in any material respect when made.

                  (D) Breach of Covenants. Any Borrower shall breach (i) any covenant contained in Sections 4.4, 4.5, 4.6, 5.2, 9.1(A), 9.1(F), 9.1(J),
9.1(K), 9.1(L)(viii), 9.2 (other than subsection (P) thereof) or 9.3 of this Agreement, or (ii) any other covenant contained in this Agreement or any other Agreement (other than a covenant a default in the performance or observance of which is dealt with specifically elsewhere in this Section 11.1) and the breach of such other covenant is not cured to Lender's satisfaction within thirty (30) days after the sooner to occur of any Borrower's receipt of notice of such breach from Lender or the date on which such breach becomes known to any officer of such Borrower.

                  (E) Cancellation of Other Agreements. Any of the Other Agreements shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the express terms thereof or with the prior written agreement, consent or approval of Lender; or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Other Agreements shall be commenced by or on behalf of any Borrower, any Guarantor or any other Person or Persons bound thereby, or by any governmental or regulatory authority or agency of competent jurisdiction; or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or shall issue a judgment, order, decree or ruling to the effect that, any one or more of the Other Agreements or any one or more of the obligations of any Borrower, any Guarantor or of any other Person or Persons under any one or more of the Other Agreements are illegal, invalid or unenforceable in accordance with the terms thereof.

                  (F) Insolvency, Etc. Any resolution shall be passed or any action shall be taken by any Borrower or any Guarantor for the termination, winding up, liquidation or dissolution of such Person or its debts, or any Borrower shall make an assignment for the benefit of creditors, or any Borrower shall file a petition in voluntary liquidation or bankruptcy, or any Borrower or any Guarantor shall file a petition or answer or consent seeking the reorganization of such Person or the readjustment of any of the Indebtedness of such person under applicable insolvency or bankruptcy laws now or hereafter existing, or any Borrower or any Guarantor shall consent to the appointment of any receiver, administrator, liquidator, custodian or trustee of all or any part of its property or assets, or corporate action shall be taken by any Borrower or any Guarantor or personal action taken by any Borrower or any Guarantor, in either case for the purpose of effecting any of the foregoing.

                  (G) Bankruptcy Etc. By order or decree of any court of competent jurisdiction, any Borrower or any Guarantor shall be adjudicated a bankrupt or insolvent, or a petition for proceedings in bankruptcy or liquidation or for the reorganization or the readjustment of its Indebtedness under applicable bankruptcy or insolvency laws now or hereafter existing shall be filed against any Borrower or any Guarantor, and any Borrower or Guarantor shall admit the material allegations thereof, or any order, judgment or decree shall be made approving such petition and such order, judgment or decree shall not be vacated, set aside or stayed within sixty (60) days of their commencement or any receiver, administrator, liquidator or trustee shall be appointed for any Borrower or any Guarantor or for all or any part of the property of such Person and such receiver, administrator, liquidator or trustee shall not be discharged or his jurisdiction shall not be relinquished, vacated or stayed, on appeal or otherwise, within sixty (60) days after his appointment.

                  (H) Other Defaults. There shall occur and be continuing any event of default on the part of any Borrower or any Guarantor (including specifically, but without limitation, due to non-payment) under any agreement, document or instrument to which any Borrower or any Guarantor is a party or by which any Borrower or any of its Property is bound, creating or relating to any Indebtedness for Money Borrowed (including, but not limited to, the Senior Guaranteed Notes) in excess of $1,000,000 the occurrence and continuation of which event of default gives the holders of such Indebtedness the right to accelerate the same.

                  (I) Uninsured Losses; Unauthorized Dispositions. Any loss, theft, damage or destruction not fully covered by insurance (as required by this Agreement and subject to such deductibles as Lender shall have agreed to in writing), or sale, lease or encumbrance of any of the Collateral or the making of any levy, seizure, or attachment thereof or thereon which could reasonably be expected to have a Material Adverse Effect on any Borrower and its Subsidiaries, except in all cases as may be specifically permitted by other provisions of this Agreement.

                  (J) Adverse Changes. There shall occur any event or condition which, in Lender's reasonable discretion, would have a Material Adverse Effect on any Borrower and the Guarantors taken as a whole.

                  (K) Solvency. Any Borrower or any Guarantor shall cease to be Solvent.

                  (L) Business Disruption; Condemnation. There shall occur a cessation of a substantial part of the business of any Borrower or any Guarantor for a period which significantly affects such Borrower's or such Guarantor's capacity to continue its business, on a profitable basis, the occurrence of which could reasonably be expected to have a Material Adverse Effect on such Borrower or such Guarantor; or any Borrower or any Guarantor shall suffer the loss or revocation of any material license or permit now held or hereafter acquired by any Borrower or any Guarantor which is necessary to the continued or lawful operation of its business, the occurrence of which could reasonably be expected to have a Material Adverse Effect on any Borrower or any Guarantor; or any Borrower or any Guarantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs, the occurrence of which could reasonably be expected to have a Material Adverse Effect on any Borrower or any Guarantor.

                  (M) Change of Ownership. (1) Any Borrower shall cease to own and control, beneficially and of record, at least fifty one percent (51%) of the issued and outstanding capital stock of its Subsidiaries; (2) Holdings shall cease to own and control, beneficially and of record, at least one hundred percent (100%) of the issued and outstanding capital stock of Custom and Quality; or (3) any Person other than CFP Group, Inc. shall own and control, beneficially and of record one hundred percent (100%) or more of the issued and outstanding capital stock of Holdings.

                  (N) ERISA. A Reportable Event shall occur which Lender, in its sole reasonable discretion, shall determine in good faith constitutes grounds for the termination by the PBGC of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated by the PBGC or any such trustee shall be requested or appointed, or if any Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Borrower's complete or partial withdrawal from such Plan.

                  (O) Litigation. Any Borrower or any Guarantor, or any Affiliate of either, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement or any of the Other Agreements, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

                  (P) Criminal Forfeiture. Any Borrower or any Guarantor shall be criminally indicted or convicted under any law that could lead to a forfeiture of any material Property of any Borrower or any Guarantor.

                  (Q) Judgments. Any final, unappealable money judgment, writ of attachment or similar process is entered or filed against any Borrower or any Guarantor or any of its Property ("Judgment") and results in the creation or imposition of any Lien that is not a Permitted Lien if (i) any Judgment exceeds $500,000 or the aggregate amount of all outstanding Judgments for all Borrowers and the Guarantors at such time is in excess of $1,000,000, and (ii) such Judgments are not discharged or stayed within forty (40) days.

         11.2. Acceleration of the Obligations. Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.4 hereof, upon or at any time after the occurrence of an Event of Default and during the continuance thereof as above provided, all or any portion of the Obligations due or to become due from Borrowers to Lender, whether under this Agreement, or any of the Other Agreements or otherwise, shall, at the option of Lender and without notice or demand by Lender, become at once due and payable and Borrowers shall forthwith pay to Lender, in addition to any and all sums and charges due, the entire principal of and interest accrued on the Obligations.

         11.3. Remedies. Upon and after the occurrence of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:

                  (A) All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, and shall be in addition to any other rights or remedies contained in this Agreement or any of the Other Agreements.

                  (B) The right to take immediate possession of the Collateral, and (i) to require Borrowers and the Guarantors to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) to enter any of the premises of any Borrower and the Guarantors or wherever any of the Collateral shall be located.

                  (C) The proceeds realized from the sale of any Collateral may be applied, upon collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Other Agreements and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivery any of the Collateral; secondly, to interest due upon any of the Obligations; and thirdly, to the principal of the Obligations. If any deficiency shall arise, each Borrower and each Guarantor shall remain jointly and severally liable to Lender therefor.

         11.4. Remedies Cumulative; No Waiver. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrowers contained in this Agreement and of Borrowers and each Guarantor in the Other Agreements, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or contained in any other agreement between Lender and any Guarantor or any Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not, except as expressly provided thereby, in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrowers herein contained. The failure or delay of Lender to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such Liens, rights, powers and remedies, but all such Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrowers to Lender shall have been fully satisfied, and all Liens, rights, powers, and remedies herein provided for are cumulative and none are exclusive.

SECTION 12. MISCELLANEOUS

         12.1. Power of Attorney. Borrowers hereby irrevocably designate, make, constitute and appoint Lender (and all Persons designated by Lender) as Borrowers' true and lawful agent (and attorney-in-fact) and Lender, or Lender's agent, may, without notice to any Borrower and in any Borrower's or Lender's name, but at the cost and expense of Borrower:

                  (A) At such time or times hereafter as Lender or said agent, in its sole discretion, may determine, endorse any Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control pursuant to the terms of this Guarantor Security Agreement; and

                  (B) At such time or times upon or after the occurrence of an Event of Default and during the continuance thereof as Lender or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrowers' rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign any Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and, unless any Borrower requests delivery thereof to such Borrower after opening, dispose of all mail addressed to such Borrower and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of any Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of any Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts and any other Collateral; (ix) use any Borrower's stationery and sign the name of any Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) subject to any applicable license agreements, use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts and any other Collateral and to which any Borrower has access; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's reasonable determination, to fulfill any Borrower's obligations under this Agreement.

         12.2. Indemnity. Each Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender as the result of any Borrower's failure to observe, perform or discharge such Borrower's duties hereunder. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of any Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision of this Agreement, the obligation of any Borrower under this Section 12.2 shall survive the payment in full of the Obligations and the termination of this Agreement. This indemnity shall include reasonable attorneys' fees and legal expenses.

         12.3. Modification of Agreement; Sale of Interest. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by each Borrower and Lender. No Borrower may sell, assign or transfer any interest in this Agreement or any of the Other Agreements, or any portion thereof, including, without limitation, such Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Lender shall not assign any of its rights or interests in any of the Loan Documents without the prior written consent of Borrowers. Notwithstanding the foregoing, if the transfer is part of a transfer by Lender to a single assignee that is a reputable and financially responsible financial institution that is in the business of providing financing facilities of the types contemplated by this Agreement of a significant portion of its portfolio of loans, Borrowers' consent is not required. Lender may sell participations to one or more Participating Lenders in or to all or any ratable portion of its rights and obligations under the Loan Documents (including, without limitation, all or any ratable portion of the Loans or the Letters of Credit); provided, however, that (a) Lender's obligations under the Loan Documents shall remain unchanged, (b) Lender shall remain solely responsible to the other parties to the Loan Documents for the performance of such obligations, and (c) the other parties to the Loan Documents shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations under this Agreement.

         12.4. Reimbursement of Expenses. If, at any time or times prior or subsequent to the date hereof, regardless of whether or not an Event of Default then exists or any of the transactions contemplated hereunder are concluded, Lender employs counsel for advice or other representation, or incurs legal expenses or other costs or out-of-pocket expenses in connection with: (A) the negotiation and preparation of this Agreement or any of the Other Agreements, any amendment of or modification of this Agreement or any of the Other Agreements (except in the event such modification or amendment is required solely to correct any error contained in this Agreement or any of the Other Agreements, which such error existed on the Closing Date); (B) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, any Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the Other Agreements or any Borrower's affairs; (C) any attempt to enforce any rights of Lender or any Participating Lender against any Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the Other Agreements, including, without limitation, the Account Debtors; or (D) any attempt to inspect (subject to the limitations set forth in Section 3.1(F) hereof), verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then, in any such event, the reasonable attorneys' fees arising from such services and all reasonable out-of-pocket expenses, costs and charges of Lender relating to any of the events or actions described in this Section shall be payable, on demand, by Borrowers to Lender and shall be additional Obligations hereunder secured by the Collateral. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include reasonable accountants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial over-time charges; and reasonable expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services. Additionally, if any taxes (excluding (i) taxes imposed upon or measured by the net income of Lender or otherwise in the nature of a net income tax, including, without limitation, any franchise tax or any similar tax based on capital, net worth or comparable basis for measurement and (ii) taxes collected by


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

a withholding on payments and which neither are computed by reference to the net income of the Payee nor are in the nature of an advance collection of a tax based on or measured by the net income of the payee) shall be payable on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the Other Agreements, or the creation of any of the Obligations hereunder, by reason of any existing federal or state statute, Borrowers will pay all such taxes, including, but not limited to, any interest and penalties thereon, and will indemnify and hold Lender harmless from and against liability in connection therewith. Notwithstanding the foregoing, Borrowers shall not be obligated to pay or reimburse Lender to the extent any amount otherwise payable by Borrowers resulted from the gross negligence or willful misconduct of Lender or Bank.

         12.5. Indulgences Not Waivers. Lender's failure, at any time or times hereafter, to require strict performance by any Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance therewith and performance thereof. Any suspension or waiver by Lender of an Event of Default by any Borrower under this Agreement or any of the Other Agreements shall not suspend, waive or affect any other Event of Default by any Borrower under this Agreement or by any Borrower or any Guarantor under any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Agreement or any of the Other Agreements and no Event of Default by any Borrower under this Agreement or by any Borrower or any Guarantor under any of the Other Agreements shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to such Borrower.

         12.6. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12.7. Successors and Assigns. This Agreement and the Other Agreements shall be binding upon and inure to the benefit of the successors and permitted assigns of each Borrower and Lender. This provision, however, shall not be deemed to modify Section 12.3 hereof.

         12.8. Cumulative Effect; Conflict of Terms. The provisions of the Other Agreements are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the Other Agreements by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the Other Agreements, the provision contained in this Agreement shall govern and control.

         12.9. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.


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

         12.10. Notice. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto whether under this Agreement or any Other Agreement shall be in writing and shall be sent by certified or registered mail, return receipt requested, recognized overnight courier or by telecopy and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered when delivered (or, if such day is not a Business Day, the immediately succeeding Business Day) against receipt or five (5) days after deposit in the mail, postage prepaid, or, in the case of telecopy notice, when receipt has been confirmed by the telecopy transmitter (or, if such day is not a Business Day, the immediately succeeding Business
Day), addressed as follows:


                  (A)      If to Lender:    Fleet Capital Corporation
                                            200 Glastonbury Boulevard
                                            Glastonbury, Connecticut 06033
                                            Telephone:        (860) 659-3200
                                            Telecopier:       (860) 657-7759
                                            Attention:    Northeast  Loan
                                                          Administration Manager

                           and              Fleet Capital Corporation
                                            60 East 42nd Street
                                            New York, New York  10017
                                            Telephone:        (212) 885-8800
                                            Telecopier:       (212) 885-8807
                                            Attention:  Thomas Miale

                           With a copy to:  Hahn & Hessen LLP
                                            350 Fifth Avenue
                                            New York, New York 10118-0075
                                            Telephone:        (212) 736-1000
                                            Telecopier:       (212) 594-7167
                                            Attention:  Daniel J. Krauss, Esq.

                  (B)      If to Borrowers: c/o CFP Holdings, Inc.
                                            1117 West Olympic Blvd.
                                            Montebello, California 90640
                                            Telephone:        (213) 727-0900
                                            Telecopier:       (213) 727-0412
                                            Attention:  Chief Financial Officer

                           With a copy to:  O'Sullivan Graev & Karabell, LLP
                                            30 Rockefeller Plaza
                                            New York, New York 10112
                                            Telephone:        (212) 408-2400
                                            Telecopier:       (212) 408-2420
                                            Attention:  Stewart Kagan, Esq.


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

                           and              First Atlantic Capital
                                            135 East 57th Street
                                            New York, New York 10022
                                            Telephone:        (212) 750-0300
                                            Telecopier:       (212) 750-0954
                                            Attention: James Long

or to such other address as each party may designate for itself by like notice given in accordance with this Section 12.12; provided, however, that any notice, request or demand to or upon Lender pursuant to Sections 2.3 or 3.3 shall not be effective until received by Lender. Any written notice that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date such notice is actually received by the noticed party.

         12.11. Demand Obligations. Nothing in this Agreement shall affect or abrogate the demand nature of any portion of the Obligations expressly made payable on demand by this Agreement or by any instrument evidencing or securing same, and the occurrence of an Event of Default shall not be a prerequisite for Lender's requiring payment of such Obligations.

         12.12. Entire Agreement. This Agreement and the Other Agreements, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

         12.13. Interpretation. No provision of this Agreement or any of the Other Agreements shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, drafted or dictated such provision.

         12.14. GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NEW YORK. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF ANY BORROWER OR LENDER, EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF NEW YORK COUNTY, NEW YORK OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND

DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH SUCH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S ACTUAL RECEIPT THEREOF OR FIVE (5) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         12.15. WAIVER OF TRIAL BY JURY AND OTHER WAIVERS BY BORROWERS. EACH BORROWER WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE OTHER AGREEMENTS, THE OBLIGATIONS OR THE COLLATERAL: (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (v) ANY RIGHT ANY BORROWER MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS TO REQUIRE LENDER TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL OR IN ANY OTHER PROPERTY OF ANY BORROWER UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS OR WITH LENDER'S CONSENT AND THE EXECUTION BY ANY BORROWER, AND BY ANY PERSON WHOSE LOANS TO BORROWER IS USED IN WHOLE OR IN PART TO SATISFY THE OBLIGATIONS, OF AN AGREEMENT INDEMNIFYING LENDER FROM ANY LOSS OR DAMAGE LENDER MAY INCUR AS THE
RESULT OF DISHONORED CHECKS OR OTHER ITEMS OF PAYMENT RECEIVED BY LENDER FROM ANY BORROWER OR ANY ACCOUNT DEBTOR AND APPLIED TO THE OBLIGATIONS; AND (vi) NOTICE OF ACCEPTANCE HEREOF. EACH BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING

UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH ANY BORROWER. EACH BORROWER WARRANTS AND REPRESENTS THAT IT HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         12.16. Confidentiality. Lender shall hold all non-public information obtained by Lender pursuant to the requirements of this Agreement in accordance with Lender's customary procedures for handling confidential information of this nature; provided, however, Lender may disclose such confidential information (a) to its examiners, affiliates, outside auditors, counsel and other professional advisors, (b) to any Participating Lenders and (c) as required by any governmental agency or representative thereof or pursuant to legal process

SECTION 13. BORROWING AGENCY PROVISIONS.

                  13.1. Each Borrower hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Borrower or Borrowers, and hereby authorizes Lender to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

                  13.2. The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to Borrowers and at their request. Lender shall not incur any liability to Borrowers as a result thereof. To induce Lender to do so and in consideration thereof, each Borrower hereby indemnifies Lender and holds Lender harmless from and against any and all Obligations, expenses, losses, damages and claims of damage or injury asserted against Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein, reliance by Lender on any request or instruction from Borrowing Agent or any other action taken by Lender with respect to this Section 13 except due to willful misconduct or gross (not mere) negligence by the indemnified party.

                  13.3. All Obligations shall be joint and several, and each Borrower shall make payment upon the maturity of the Obligations, by acceleration or otherwise, and such obligation and liability on the part of each Borrower shall in no way be affected by any extensions, renewals and forbearance granted by Lender to any Borrower, failure of Lender to give any Borrower notice of borrowing or any other notice, any failure of Lender to pursue or preserve its rights against any Borrower, the release by Lender of any Collateral now or thereafter acquired from any Borrower, and such agreement by each Borrower to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Lender to the other Borrower or any Collateral for such Borrower's Obligations or the lack thereof.

                  13.4. Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Borrower may now or hereafter have against the other Borrower or other Person directly or contingently liable for the Obligations hereunder, or against or with respect to the other Borrower's property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until all Obligations have been paid in full and the irrevocable termination of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed in New York, New York on the day and year specified at the beginning hereof.

                                    CFP HOLDINGS, INC.
ATTEST:

????????????                        By:  /s/ Eric Ek
---------------------                  ----------------------------
                                    Name:   Eric Ek
                                    Title:  Vice President and CFO


                                   CUSTOM FOOD PRODUCTS, INC.
ATTEST:

???????????                         By:  /s/ Eric Ek
---------------------                  ----------------------------
                                    Name:   Eric Ek
                                    Title:  Vice President and CFO


                                    QF ACQUISITION CORP.
ATTEST:

???????????                         By:  /s/ Eric Ek
---------------------                  ----------------------------
                                    Name:   Eric Ek
                                    Title:  Vice President and CFO


                                    FLEET CAPITAL CORPORATION
ATTEST:

???????????                         By:  /s/ Thomas Maiale
---------------------                  ----------------------------
                                    Name:   Thomas Maiale
                                    Title:  Vice President